                                                                   EXHIBIT 10.13

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER: (1) ACKNOWLEDGES THAT THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THIS NOTE AND THE SECURITIES PURCHASE AGREEMENT DATED AS OF JULY 18, 2003, BY AND AMONG SYMBION, INC. AND THE PURCHASERS NAMED THEREIN, AND AGREES TO COMPLY WITH SUCH RESTRICTIONS, (2) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT (AN "AI")), (3) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN AI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH IS ATTACHED HERETO) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
(G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATIONS UNDER THE SECURITIES ACT.

                                     FORM OF
                                  SYMBION, INC.

                  14 3/4% SENIOR SUBORDINATED NOTE DUE 2008

No. _______                                                           $_______

                  SYMBION, INC., a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay ______, to or registered assigns, the principal sum of _________ ($______) on, plus accrued and unpaid interest to but excluding, July 18, 2008.

                  Interest Payment Dates: July 15 and January 15

                  Interest Payment Record Dates: July 1 and January 1

                  Reference is made to the further provisions of this Note contained on the reverse hereof or elsewhere herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

                                         SYMBION, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:

Dated: July 18, 2003

                    14 3/4% SENIOR SUBORDINATED NOTE DUE 2008

                  1. Incorporation by Reference of Provisions of the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the form of Indenture (as amended in accordance herewith, the "Indenture") attached hereto as Exhibit A. All of the terms and conditions of the Indenture shall be and are hereby incorporated by this reference in the Notes as if fully set forth herein, and shall be binding upon the Company and, by its acceptance of a Note, each Holder, and inure to the benefit of the Holders of the Notes.

                  2. Interest. Symbion, Inc., a Delaware corporation (the "Company," which term includes any successor entity), promises to pay interest on the principal amount of this Note at the rate of 14 3/4% per annum. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of initial funding with respect to this Note (the "Issue Date"). The Company will pay interest semiannually in arrears on each Interest Payment Date, commencing January 15, 2004. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes plus 2% per annum and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

                  Interest is payable at the rate of 14 3/4% at the option of the Company, (i) in cash or (ii)(x) in cash at the rate of at least 12% per annum and (y) by the issuance of additional Notes at the rate of up to 2 3/4% per annum (valued at 100% of the principal amount thereof); provided that, in connection with any redemption or repurchase of the Notes as permitted or required by the Indenture and upon acceleration of the Notes, all accrued interest shall be payable solely in cash.

                  3. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Interest Payment Record Date immediately preceding the Interest Payment Date even if the Notes are canceled on registration of transfer or registration of exchange after such Interest Payment Record Date. Holders must surrender Notes to the Company to collect principal payments. The Company shall pay principal and interest to each Holder in immediately available funds in money of the United States that at the time of payment is legal tender for payment of public and private debts by wire transfer to the account of such Holder set forth in the Securities Purchase Agreement.

                  4. Subordination. The Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Debt of the Company, whether outstanding on the Issue Date or thereafter created, incurred, assumed or guaranteed. The Guarantees in respect of the Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Guarantor Senior Debt of each Guarantor, whether outstanding on the Issue Date or thereafter created, incurred, assumed or guaranteed. Each Holder by its acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Company, on its behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Company its attorney-in-fact for such purposes.

                  5.       Redemption.

                  (a) Optional Redemption. The Company, at its option, may redeem this Note, in whole at any time or in part from time to time, at redemption prices equal to the following (expressed as of percentage of principal amount):

               Redemption Date                              Price
               ---------------                              -----
Prior to July 18, 2004                                     102.50%

On or after July 18, 2004 and prior to July 18,            101.00%
2005

On and after July 18, 2005 and prior to July               100.50%
18, 2006

On and after July 18, 2006 and prior to July               100.50%
18, 2007

On and after July 18, 2007                                 100.00%

plus, in each case, accrued and unpaid interest hereon, if any, to the date of redemption.

                  (b) Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

                  Unless the Company defaults in the payment of the Redemption Price plus accrued and unpaid interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued and unpaid interest, if any.

                  6. Offers to Purchase. Sections 4.15 and 4.16 of the Indenture require the Company to make offers to purchase amounts of the Notes at the times and in accordance with the provisions set forth in the Indenture.

                  7. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000, except as may be required to issue additional Notes as provided in Paragraph 2. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture and Paragraph 6A of the Securities Purchase Agreement. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

                  8. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it for all purposes.

                  9. Amendment; Supplement; Waiver. Subject to certain exceptions set forth in Section 9.02(b) of the Indenture, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the Company and the Guarantors may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture, make any change that would provide any additional benefit or rights to the Holders, make any other change that does not adversely affect in any material respect the rights of any Holder of a Note or add or remove Guarantors as provided in the Indenture.

                  10. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Holders on compliance with such limitations.

                  11. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

                  12. Defaults and Remedies. Events of Default shall be as set forth in the Indenture. If an Event of Default occurs and is continuing, the Required Holders may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes become due and payable immediately without further action or notice. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

                  13. No Recourse Against Others. No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  14. Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS NOTE AND THE INDENTURE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401).

                  15. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  16. Provisions of Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                  The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this
Note in larger type. Requests may be made to: Symbion, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215, Attn: Chief Financial Officer.

                                 ASSIGNMENT FORM

                  If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed. The Company must consent to any transfer, other than a transfer to one or more of your affiliates. The Company has agreed not to unreasonably withhold or delay its consent.

I or we assign and transfer this Note to:

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________
                           (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint_______________________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ________________ Signed:___________________________
                              (Sign exactly as your name
                              appears on the other side
                              of this Note)

Signature Guarantee:__________________________________________
                    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                  In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) July 18, 2005, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

                                   [Check One]

(1) __     to the Company or a subsidiary thereof; or

(2) __     pursuant to and in compliance with Rule 144A under the Securities
           Act; or

(3) __ to an "accredited investor" (as defined in Rule 501(a) under the Securities Act) that has furnished to the Company a signed letter containing certain representations and agreements (the form of which is attached below); or

(4) __ outside the United states to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

(5) __ pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(6) __ pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Company will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4), (5) or (6) is checked, the Company may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions (except with respect to transfers of at least $250,000 if box (3) is checked), certifications (including an investment letter in the case of box (3) or (4)) and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Company shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein shall have been satisfied.

Date: ___________________                   Signed:__________________________
                                                     (Sign exactly as your name
                                                     appears on the other side
                                                     of this Note)

Signature Guarantee: _____________________________________
                     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date: __________________                      __________________________________
                                              NOTICE: To be executed by an
                                                      executive officer

                         [FORM OF LETTER TO BE COMPLETED
                      BY PURCHASER IF (3) ABOVE IS CHECKED]

Ladies and Gentlemen:

                  1. The undersigned understands that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Notes and in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act.

                  2. The undersigned understands that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. The undersigned agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if it should sell, pledge or otherwise transfer any Notes it will do so only (1) (w) inside the United States to a person who the seller reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A, or in accordance with Rule 144 under the Securities Act, or pursuant to another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel, if the Company so requests), (x) to the Company, (y) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act or (z) pursuant to an effective registration statement under the Securities Act and (2) in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction, and the undersigned further agrees to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

                  3. The undersigned understands that, on any proposed resale of any Notes, it may be required to furnish the Company such certification and other information as the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. The undersigned further understands that the Notes purchased by it will bear a legend to the foregoing effect.

                  4. The undersigned is an "accredited investor" (as defined in Rule 501(a) under the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and the undersigned and any accounts for which it is acting are each able to bear the economic risk of our or its investment, as the case may be.

                  5. The undersigned is acquiring the Notes purchased by us for our account or for one or more accounts (each of which is an "accredited investor") as to each of which the undersigned exercises sole investment discretion.

Date:________________________________     _____________________________________
                                          NOTICE: To be signed by an
                                                  executive officer

                      [OPTION OF HOLDER TO ELECT PURCHASE]

                  If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

                           Section 4.15 [  ]
                           Section 4.16 [  ]

                  If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$_____________________


Dated: _______________      ____________________________________
                            NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.

Signature Guarantee: ___________________________________________________________

                     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                          SENIOR SUBORDINATED GUARANTEE

                  Each of the undersigned (the "Guarantors") unconditionally guarantees on a senior subordinated basis (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise and the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, all in accordance with the terms set forth in Article Eleven of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Notes. All of the terms and conditions of the Indenture shall be and are hereby incorporated by this reference in this Guarantee as if fully set forth herein, and shall be binding upon each Guarantor and inure to the benefit of the Holders.

                  The obligations of each Guarantor to the Holders pursuant to the Guarantee and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full in cash or Cash Equivalents of all Guarantor Senior Debt of such Guarantor, to the extent and in the manner provided in Article Eleven of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made. This Guarantee is limited under the Indenture to the extent necessary not to constitute a fraudulent conveyance.

                  No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantees by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Guarantees.

                  The Guarantee shall not be valid or obligatory for any purpose until the Notes upon which the Guarantee is noted shall have been executed by the Company by the manual signature of one of its authorized officers.

                                             GUARANTORS:

                                             AMBULATORY RESOURCE CENTRES
                                             INVESTMENT COMPANY, INC.

                                             AMBULATORY RESOURCE CENTRES OF
                                             FLORIDA, INC.

                                             AMBULATORY RESOURCE CENTRES OF
                                             MASSACHUSETTS, INC.

                                             AMBULATORY RESOURCE CENTRES OF
                                             TEXAS, INC.

                                             AMBULATORY RESOURCE CENTRES OF
                                             WASHINGTON, INC.

                                             AMBULATORY RESOURCE CENTRES OF
                                             WILMINGTON, INC.

                                             ARC DEVELOPMENT CORPORATION

                                             ARC DRY CREEK, INC.

                                             ARC FINANCIAL SERVICES CORPORATION

                                             HOUSTON PSC - I, INC.

                                             LUBBOCK SURGICENTER, INC.

                                             PHYSICIANS SURGICAL CARE, INC.

                                             PHYSICIANS SURGICAL CARE
                                             MANAGEMENT, INC.

                                             SARC/ASHEVILLE, INC.

                                             SARC/CIRCLEVILLE, INC.

                                             SARC/DELAND, INC.

                                             SARC/FT. MYERS, INC.

                                             SARC/FW, INC.

                                             SARC/JACKSONVILLE, INC.

                                             SARC/KNOXVILLE, INC.

                                             SARC/LARGO, INC.

                                             SARC/LARGO ENDOSCOPY, INC.

                                             SARC/METAIRIE, INC.

                                             SARC/VINCENNES, INC.

                                             SARC/WORCESTER, INC.

                                             SI/DRY CREEK, INC.

                                             SURGICARE OF DELAND, INC.

                                             SYMBION AMBULATORY RESOURCE
                                             CENTRES, INC.

                                             SYMBIONARC MANAGEMENT SERVICES,
                                             INC.

                                             SYMBION IMAGING, INC.

                                             TEXARKANA SURGERY CENTER GP, INC.

                                             UNIPHY HEALTHCARE OF JOHNSON CITY
                                             VI, INC.

                                             UNIPHY HEALTHCARE OF LOUISVILLE,
                                             INC.

                                             UNIPHY HEALTHCARE OF MEMPHIS I,
                                             INC.

                                             UNIPHY HEALTHCARE OF MEMPHIS III,
                                             INC.

                                             UNIPHY HEALTHCARE OF MEMPHIS IV,
                                             INC.

                                             VILLAGE SURGICENTER, INC.

                                             By: _______________________________
                                                 Name:  Kenneth C. Mitchell
                                                 Title: Vice President

                                             ARC OF BELLINGHAM, L.P.

                                             By:  AMBULATORY RESOURCE CENTRES
                                                  OF WASHINGTON, INC., its
                                                  General Partner

                                                  By: __________________________
                                                      Name:  Kenneth C. Mitchell
                                                      Title: Vice President

                                             WILMINGTON SURGERY CENTER, LP

                                             By:  AMBULATORY RESOURCE CENTRES
                                                  OF WILMINGTON, INC., its
                                                  General Partner

                                                  By: __________________________
                                                      Name:  Kenneth C. Mitchell
                                                      Title: Vice President

                                             PSC DEVELOPMENT COMPANY, LLC

                                             PSC OF NEW YORK, L.L.C.

                                             PSC OPERATING COMPANY, LLC

                                             SARC/SAN ANTONIO, LLC

                                             SARC/WEST HOUSTON, LLC

                                             By: _______________________________
                                                 Name:  Kenneth C. Mitchell
                                                 Title: Vice President

                                                  [Exhibit A to Senior
                                                  Subordinated Notes due 2008 of
                                                  Symbion, Inc.]


                                 SYMBION, INC.,
                                   as Issuer,

                                       and

                      ITS SUBSIDIARIES THAT ARE GUARANTORS

                                    INDENTURE

                      Initial Issuance of up to $40,000,000

                   14 3/4% Senior Subordinated Notes due 2008

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
                                  ARTICLE ONE.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.    Definitions............................................................................        1
SECTION 1.02.    Rules of Construction..................................................................       18

                                  ARTICLE TWO.

                                    THE NOTES

SECTION 2.01.    Form and Dating........................................................................       19
SECTION 2.02.    Execution; Aggregate Principal Amount..................................................       19
SECTION 2.03.    Company To Maintain Office.............................................................       19
SECTION 2.04.    [Reserved.]............................................................................       19
SECTION 2.05.    Noteholder Lists.......................................................................       19
SECTION 2.06.    Transfer and Exchange..................................................................       19
SECTION 2.07.    Replacement Notes......................................................................       20
SECTION 2.08.    Outstanding Notes......................................................................       20
SECTION 2.09.    Treasury Notes.........................................................................       21
SECTION 2.10.    Temporary Notes........................................................................       21
SECTION 2.11.    Cancellation...........................................................................       21
SECTION 2.12.    Payment of Interest; Defaulted Interest................................................       21
SECTION 2.13.    [Reserved.]............................................................................       21
SECTION 2.14.    Persons Deemed Owners..................................................................       21

                                 ARTICLE THREE.

                                   REDEMPTION

SECTION 3.01.    [Reserved.]............................................................................       22
SECTION 3.02.    Selection of Notes To Be Redeemed......................................................       22
SECTION 3.03.    Notice of Redemption...................................................................       22
SECTION 3.04.    Effect of Notice of Redemption.........................................................       23
SECTION 3.05.    Payment of Redemption Price............................................................       23
SECTION 3.06.    Notes Redeemed in Part.................................................................       23

                                  ARTICLE FOUR.

                                    COVENANTS

SECTION 4.01.    Payment of Notes.......................................................................       23
SECTION 4.02.    Maintenance of Office or Agency........................................................       24

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SECTION 4.03.    Corporate Existence....................................................................       24
SECTION 4.04.    Payment of Taxes and Other Claims......................................................       24
SECTION 4.05.    Maintenance of Properties and Insurance................................................       25
SECTION 4.06.    Compliance Certificate; Notice of Default..............................................       25
SECTION 4.07.    Compliance with Laws...................................................................       26
SECTION 4.08.    SEC Reports............................................................................       26
SECTION 4.09.    Waiver of Stay, Extension or Usury Laws................................................       27
SECTION 4.10.    Limitation on Restricted Payments......................................................       27
SECTION 4.11.    Limitation on Transactions with Affiliates.............................................       30
SECTION 4.12.    Limitation on Incurrence of Additional Indebtedness and Issuance of Preferred Stock....       31
SECTION 4.13.    Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries...........       32
SECTION 4.14.    Prohibition on Incurrence of Senior Subordinated Debt..................................       33
SECTION 4.15.    Change of Control......................................................................       33
SECTION 4.16.    Limitation on Asset Sales..............................................................       34
SECTION 4.17.    Limitation on Liens....................................................................       37
SECTION 4.18.    Additional Guarantors..................................................................       37
SECTION 4.19.    Conduct of Business....................................................................       38

                                  ARTICLE FIVE.

                              SUCCESSOR CORPORATION

SECTION 5.01.    Merger, Consolidation and Sale of Assets...............................................       38
SECTION 5.02.    Successor Corporation Substituted......................................................       40

                                  ARTICLE SIX.

                              DEFAULT AND REMEDIES

SECTION 6.01.    Events of Default......................................................................       40
SECTION 6.02.    Acceleration...........................................................................       41
SECTION 6.03.    Other Remedies.........................................................................       42
SECTION 6.04.    Waiver of Past Defaults................................................................       42
SECTION 6.05.    Control by Majority....................................................................       43
SECTION 6.06.    [Reserved.]............................................................................       43
SECTION 6.07.    Rights of Holders to Receive Payment...................................................       43
SECTION 6.08.    [Reserved.]............................................................................       43
SECTION 6.09.    [Reserved.]............................................................................       43
SECTION 6.10.    Priorities.............................................................................       43
SECTION 6.11.    Undertaking for Costs..................................................................       44
SECTION 6.12.    Qualification of Rights................................................................       44

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                                 ARTICLE SEVEN.

                                   [RESERVED.]

                                 ARTICLE EIGHT.

                                   [RESERVED]

                                  ARTICLE NINE.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.    Without Consent of Holders.............................................................       44
SECTION 9.02.    With Consent of Holders................................................................       45
SECTION 9.03.    Effect on Senior Debt..................................................................       46
SECTION 9.04.    Revocation and Effect of Consents......................................................       46
SECTION 9.05.    Notation on or Exchange of Notes.......................................................       47

                                  ARTICLE TEN.

                                  SUBORDINATION

SECTION 10.01.   Notes Subordinated to Senior Debt......................................................       47
SECTION 10.02.   No Payment on Notes in Certain Circumstances...........................................       47
SECTION 10.03.   Delay of Acceleration and Remedies.....................................................       48
SECTION 10.04.   Payment Over of Proceeds upon Dissolution, Etc.........................................       49
SECTION 10.05.   Payments May Be Paid Prior to Dissolution..............................................       50
SECTION 10.06.   Subrogation............................................................................       50
SECTION 10.07.   Obligations of the Company Unconditional...............................................       51
SECTION 10.08.   Notice to Holders......................................................................       51
SECTION 10.09.   Reliance on Judicial Order or Certificate of Liquidating Agent.........................       51
SECTION 10.10.   [Reserved.]............................................................................       52
SECTION 10.11.   Subordination Rights Not Impaired by Acts or Omissions of the Company or
                  Holders of Senior Debt................................................................       52
SECTION 10.12.   Noteholders Agee to Effectuate Subordination of Notes..................................       52
SECTION 10.13.   This Article Ten Not To Prevent Events of Default......................................       53

                                 ARTICLE ELEVEN.

                                   GUARANTEES

SECTION 11.01.   Unconditional Guarantee................................................................       53
SECTION 11.02.   Subordination of Guarantee.............................................................       54
SECTION 11.03.   Severability...........................................................................       54
SECTION 11.04.   Release of a Guarantor.................................................................       54
SECTION 11.05.   Limitation of Guarantor's Liability....................................................       55

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SECTION 11.06.   Guarantors May Consolidate, Etc. on Certain Terms......................................       55
SECTION 11.07.   Contribution...........................................................................       56
SECTION 11.08.   Execution of Guarantee.................................................................       56
SECTION 11.09.   No Payment on Guarantees in Certain Circumstances......................................       56
SECTION 11.10.   Payment Over of Proceeds upon Dissolution, Etc.........................................       57
SECTION 11.11.   Payments May Be Paid Prior to Dissolution..............................................       59
SECTION 11.12.   Subrogation............................................................................       59
SECTION 11.13.   Obligations of Each Guarantor Unconditional............................................       59
SECTION 11.14.   Notice to Holders......................................................................       59
SECTION 11.15.   Reliance on Judicial Order or Certificate of Liquidating Agent.........................       60
SECTION 11.16.   [Reserved].............................................................................       60
SECTION 11.17.   Subordination Rights Not Impaired by Acts or Omissions of a Guarantor or
                  Holders of Guarantor Senior Debt......................................................       60
SECTION 11.18.   Noteholders Agree To Effectuate Subordination of Guarantees............................       61
SECTION 11.19.   This Article Eleven Not To Prevent Events of Default...................................       61

                                 ARTICLE TWELVE.

                                  MISCELLANEOUS

SECTION 12.01.   [Reserved.]............................................................................       61
SECTION 12.02.   Notices................................................................................       62
SECTION 12.03.   [Reserved.]............................................................................       63
SECTION 12.04.   Certificate as to Conditions Precedent.................................................       63
SECTION 12.05.   Statements Required in Certificate.....................................................       63
SECTION 12.06.   [Reserved.]............................................................................       64
SECTION 12.07.   Legal Holidays.........................................................................       64
SECTION 12.08.   Governing Law..........................................................................       64
SECTION 12.09.   No Adverse Interpretation of Other Agreements..........................................       64
SECTION 12.10.   No Recourse Against Others.............................................................       64
SECTION 12.11.   Successors.............................................................................       65
SECTION 12.12.   Severability...........................................................................       65

Schedules

Schedule 1        - Indebtedness Outstanding on Initial Issue Date
Schedule 2        - List of Investments
Schedule 3        - Description of Warrants and Convertible Debentures

Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

                  Symbion, Inc., a Delaware corporation (the "Company") has duly authorized the creation of an issue of 14 3/4% Senior Subordinated Notes due 2008 (the "Notes") and, to provide for the terms thereof in more detail, the Company has duly authorized this Indenture to be attached to the Notes and incorporated by reference therein. All things necessary to make the Notes, when duly issued and executed by the Company, and delivered hereunder, the valid obligations of the Company have been done.

                  Each of the Company and the Guarantors agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes.

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.01. Definitions.

                  "Acceleration Notice" has the meaning provided in Section 6.02(a).

                  "Acquired Indebtedness" means Indebtedness of a Person or any of its Subsidiaries (a) existing at the time such Person becomes a Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Subsidiaries or (b) assumed in connection with the acquisition of assets from such Person and in each case not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Company or such acquisition, merger or consolidation.

                  "Affiliate" means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

                  "Affiliate Transaction" has the meaning provided in Section 4.11.

                  "Asset Acquisition" means (a) an Investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company or any Subsidiary of the Company or shall be merged with or into the Company or any Subsidiary of the Company, or
(b) the acquisition by the Company or any Subsidiary of the Company of the assets of any Person (other than a Subsidiary of the Company) which constitute all or substantially all of the assets of such Person or comprise any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

                  "Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Wholly Owned Subsidiary of the Company of (a) any Capital Stock of any Subsidiary of the Company or (b) any other property or assets of the Company or any Subsidiary of the Company other than in the ordinary course of business; provided, however, that Asset Sales shall not include (i) a transaction or series of related transactions for which the Company or its Subsidiaries receive aggregate consideration of less than $1,000,000, (ii) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under
Section 5.01, (iii) the creation (but not the foreclosure) of any Lien not prohibited by Section 4.17, (iv) a disposition that constitutes a Restricted Payment permitted by Section 4.10(10) and (v) sales of Capital Stock of a Subsidiary of the Company or a Permitted Non-Guarantor Entity in connection with the syndication of such Person in the ordinary course of business and consistent with past practice.

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

                  "Blockage Period" has the meaning provided in Section 10.02.

                  "Board of Directors" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

                  "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Holders.

                  "Business Day" means a day that is not a Legal Holiday.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of such Person's corporate stock, including each class of Common Stock and Preferred Stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                  "Capitalized Lease" means, with respect to any Person, any lease of property by such Person as lessee that would be capitalized on a balance sheet of such Person prepared in conformity with GAAP.

                  "Capitalized Lease Obligations" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations that is included on a balance sheet of such Person at such date, determined in accordance with GAAP.

                  "Cash Equivalents" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by (1) any Lender (as defined in the Credit Agreement) or (2) any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $500,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i), (ii) or (iii) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

                  "Center" means a surgery center, a diagnostic imaging center, a surgical hospital or a hospital that provides only surgical services and services directly related thereto.

                  "Certificate of Designation (Series A and Series B Preferred Stock)" means the Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of Symbion, Inc., dated September 16, 2002, filed with the Secretary of State of Delaware on September 16, 2002 (020575294 - 3531259), as the same is in effect on the Initial Issue Date.

                  "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company (whether or not otherwise in compliance with the provisions of this Indenture); (ii) the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of this Indenture); (iii) any Person or group (as defined in Section 13(d) of the Exchange Act) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock (the "Voting Stock") of the Company; (iv) the replacement of a majority of the Board of Directors of the Company over a two-year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved by members of such Board of Directors; or (v) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, other than a transaction following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction and in substantially the same proportion as before the transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur for purposes of clause (iii) or (v) so long as, following the occurrence of, or in connection with, any such event, (A) no Default has occurred and is continuing, (B) the services of Richard E. Francis, Jr. and Clifford G. Adlerz are retained in the same capacity such individuals hold with the Company on the Initial Issue Date and (C) with respect to clause (iii), existing stockholders of the Company do not receive cash or Cash Equivalents except for cash in lieu of fractional shares.

                  "Change of Control Date" has the meaning provided in Section 4.15.

                  "Change of Control Offer" has the meaning provided in Section 4.15.

                  "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Initial Issue Date or issued after the Initial Issue Date, and includes, without limitation, all series and classes of such common stock.

                  "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means such successor.

                  "Consolidated EBITDA" means, with respect to any Person, for any period, the sum of Consolidated Net Income plus the following, without duplication and to the extent deducted in computing Consolidated Net Income: (i) Consolidated Interest Expense, (ii) federal, state, local and foreign income, value-added and similar tax expense, (iii) depreciation, (iv) amortization of intangible assets, and (v) other non-cash charges, less any non-cash items increasing Consolidated Net Income for such period (except to the extent cash relating to such item has been received after the Initial Issue Date).

                  "Consolidated Funded Indebtedness" means, with respect to any Person, on a consolidated basis, (i) all Indebtedness of such Person and its Subsidiaries of the types described in clauses (i) through (viii) of the definition of "Indebtedness" in this Indenture, and (ii) without duplication, all Contingent Obligations the primary obligation of which is Indebtedness of the type described in the foregoing clause (i).

                  "Consolidated Interest Expense" means, with respect to any Person, for any period, the sum of, without duplication: (i) interest expense and amortization of deferred loan costs (calculated without regard to any limitations on the payment thereof) excluding interest that is paid solely by issuing additional Notes in accordance with the terms of the Securities Purchase Agreement, (ii) imputed interest on Capitalized Lease Obligations and on synthetic leases, tax retention operating leases, off-balance sheet loans and similar off-balance sheet financing transactions, (iii) commissions, discounts and other fees and charges owed with respect to letters of credit and unused commitments, and (iv) net costs under Hedge Agreements and any other interest rate protection agreements, all as determined in conformity with GAAP (except with respect to synthetic leases and similar items, which will be determined in conformity with calculations for federal income tax purposes).

                  "Consolidated Leverage Ratio" means, with respect to any Person, the ratio of Consolidated Funded Indebtedness of such Person as of the date of the transaction giving rise to the need to calculate the Consolidated Leverage Ratio (the "Transaction Date") to Consolidated EBITDA of such Person during the four full fiscal Quarters (the "Four Quarter Period") ending on or prior to the Transaction Date. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" shall be calculated after giving effect on a pro forma basis for the period of such calculation to any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise becoming liable for Acquired Indebtedness and also including any Consolidated EBITDA (including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act) attributable to the assets which are the subject of the Asset Acquisition or Asset Sale during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or becoming liable for any such Indebtedness or Acquired Indebtedness) occurred on the first day of the Four Quarter Period.

                  "Consolidated Net Income" means, with respect to any Person, for any period, the net income (or loss) after taxes of such Person and its Subsidiaries for such period taken as a single accounting period on a consolidated basis determined in accordance with GAAP; provided that there shall be excluded therefrom (i) customary exclusions with respect to extraordinary and nonrecurring items (and corresponding tax consequences), (ii) the net income (but not loss) of any Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is actually restricted by contract or operation of law, except to the extent of cash dividends or distributions actually paid by that Subsidiary to the referent Person or a Wholly Owned Subsidiary of the referent Person, and
(iii) income or loss attributable to discontinued operations.

                  "Consolidated Net Worth" means, with respect to any Person for any date of determination, stockholders' or owner's equity, determined in conformity with GAAP.

                  "Contingent Obligations" means, with respect to any Person, any contingent obligation calculated in conformity with GAAP, and in any event shall include (without duplication) all indebtedness, obligations or other liabilities of such Person guaranteeing or in effect guaranteeing the payment or performance of any indebtedness, obligation or other liability, whether or not contingent (collectively, the "primary obligations"), of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any indebtedness, obligation or other liability of such Person (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or
(iv) otherwise to assure or hold harmless the owner of such primary obligation against loss with respect thereto.

                  "Credit Agreement" means the credit agreement, dated as of July 18, 2003, among the Company, Bank of America, N.A., as administrative agent and as issuing bank, and the other lenders party thereto, together with the instruments, documents and agreements related thereto (including, without limitation, any guarantee agreements and security documents), in each case as such instruments, documents and agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any instrument, document or agreement extending the maturity of, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders; provided that no such amendment, supplement or other modification shall increase the aggregate amount of available borrowings or letter of credit exposure thereunder to an amount in excess of the amount otherwise permitted under clause (ii) of the definition of "Permitted Indebtedness."

                  "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  "Default" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

                  "Disqualified Capital Stock" means that portion of any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof on or prior to the final maturity date of the Notes; provided that contractual provisions contained in employment agreements, charter documents, limited liability agreements, partnership agreements, operating agreements or similar organizational documents of Subsidiaries of the Company that require or permit the repurchase or redemption of Capital Stock by such Subsidiary upon the occurrence of specified events shall not be deemed Disqualified Capital Stock so long as such provisions were entered into in the ordinary course of business of the Company and consistent with past practice.

                  "Event of Default" has the meaning provided in Section 6.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

                  "fair market value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith.

                  "Funding Guarantor" has the meaning provided in Section 11.07.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession of the United States, as amended or modified from time to time.

                  "guarantee" means, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether by agreement to keep-well or to maintain financial condition or otherwise).

                  "Guarantee" means the guarantee of the Company's Obligations hereunder made by a Guarantor in favor of the Holders pursuant to the terms of
Article 11 hereof.

                  "Guarantor Blockage Period" has the meaning set forth in
Section 11.10.

                  "Guarantor Senior Debt" means, with respect to any Guarantor, the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, all monetary obligations (including guarantees thereof) of every nature of such Guarantor under the Senior Guarantees.

                  "Guarantors" means the Subsidiaries of the Company who are borrowers or guarantors under the Credit Agreement as of the Initial Issue Date and any Person who becomes a Guarantor pursuant to Section 4.18, in each case, until such Person is released from its Guarantee in accordance with the provisions hereof.

                  "Hedge Agreements" means, with respect to any Person, all interest rate swaps, caps or collar agreements, interest rate insurance and other similar agreements or arrangements entered into by such Person to obtain protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Company's books.

                  "incur" has the meaning provided in Section 4.12.

                  "Indebtedness" means, with respect to any Person, all items that in conformity with GAAP would be shown on the balance sheet of such Person as a liability and in any event shall include (without duplication) (i) indebtedness for borrowed money or for notes, debentures or other debt securities, (ii) notes payable and drafts accepted representing extensions of credit regardless of whether the same represent obligations for borrowed money,
(iii) reimbursement obligations (regardless of whether due) in respect of letters of credit issued for the account of such Person (including any such obligations in respect of any drafts drawn thereunder), (iv) liabilities for all or any part of the deferred purchase price of property or services, including Purchase Money Debt and all other liabilities arising from conditional sales contracts and similar title retention debt instruments, (v) liabilities secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by or is a primary liability of such Person, (vi) Capitalized Lease Obligations, (vii) the principal component of any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing pursuant to which such Person is the obligor to the extent such transaction is considered indebtedness for federal income tax purposes but is classified as an Operating Lease in accordance with GAAP, (viii) all Indebtedness described in clauses (i) through (vii) of any partnership or unincorporated joint venture to the extent such Person is legally obligated therefor or with respect to which such Person reasonably expects that it will be liable with respect thereto, (ix) Contingent Obligations, (x) for the purposes of Section 6.01(4) only, all obligations of such Person in respect of Hedge Agreements, and (xi) the liquidation value of any mandatorily redeemable preferred Capital Stock of such Person or its Subsidiaries held by any Person other than such Person and its Wholly Owned Subsidiaries.

                  "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

                  "Independent Financial Advisor" means a firm (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect material financial interest in the Company and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

                  "Initial Issue Date" means the Issue Date (as defined in the Notes).

                  "Intercompany Indebtedness" means Indebtedness between the Company and its Subsidiaries, or between Subsidiaries.

                  "Interest Payment Date" means the stated maturity of an installment of interest on the Notes.

                  "Interest Payment Record Dates" means the Interest Payment Record Dates specified in the Notes, whether or not a Legal Holiday.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

                  "Investment" means the making of any loan, advance, extension of credit or capital contribution to, or the acquisition of any stock, bonds, notes, debentures or other obligations or securities of, or the acquisition of any other interest in or the making of any other investment in, any Person. For the purposes of Section 4.10, the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of its Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by any repayment of principal or a return of capital, as the case may be, and by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; provided that no such repayment of principal, return of capital, payment of dividends or distributions or receipt of any such other amounts shall reduce the amount of any Investment if such repayment of principal, return of capital, payment of dividends or distributions or receipt of any such amounts would be included in Consolidated Net Income. If the Company or any Subsidiary of the Company sells or otherwise disposes of any Capital Stock of any direct or indirect Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person ceases to be a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Capital Stock of such former Subsidiary not sold or disposed of.

                  "Junior Security" means any Qualified Capital Stock, any Qualified Rights and any Indebtedness of the Company that is (i) subordinated in right of payment to Senior Debt at least to the same extent as the Notes, as applicable, (ii) has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the stated maturity of the Notes and (iii) has no terms more beneficial in the aggregate to the holders thereof than those in effect with respect to the Notes on the Initial Issue Date.

                  "Legal Holiday" has the meaning provided in Section 11.07.

                  "Lien" means, with respect to any property, any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind thereon (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest) and any assignment or other conveyance of a right to receive income or profits therefrom.

                  "Material Adverse Effect" means, with respect to any Person, a material adverse effect on (i) the properties, business, prospects, operations, management or financial condition of such Person and its Subsidiaries, taken as a whole, (ii) the ability of such Person and its Subsidiaries, taken as a whole, to pay and perform their Obligations or (iii) the validity or enforceability of this Indenture.

                  "Maturity Date" means July 18, 2008.

                  "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received), net of reasonable and customary attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale (other than any Lien securing Senior Debt or Guarantor Senior Debt) and other reasonable and customary fees and expenses, in each case, to the extent actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements).

                  "Net Proceeds Offer" has the meaning provided in Section 4.16.

                  "Net Proceeds Offer Amount" has the meaning provided in
Section 4.16.

                  "Net Proceeds Offer Payment Date" has the meaning provided in
Section 4.16.

                  "Net Proceeds Offer Trigger Date" has the meaning provided in
Section 4.16.

                  "Nonpayment Default Notice" has the meaning provided in
Section 10.02.

                  "Notes" has the meaning provided in the preamble to this Indenture.

                  "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing or otherwise relating to any Indebtedness, including with respect to any rights to rescission.

                  "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, or the Secretary of such Person, or any other officer designated by the Board of Directors serving in a similar capacity.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of such Person and otherwise complying with the requirements of Sections 12.04 and 12.05, as they relate to the making of an Officers' Certificate.

                  "Operating Lease" means, with respect to any Person, any lease of property (whether real, personal or mixed) by such Person as lessee that is not a Capitalized Lease.

                  "Opinion of Counsel" means a written opinion from legal counsel, who may be counsel for the Company and who is reasonably acceptable to the Required Holders, and not rendered by any employee of the Company or any of its Affiliates or Subsidiaries complying with the requirements of Sections 12.04 and 12.05, as they relate to the giving of an Opinion of Counsel.

                  "Payment Default Notice" has the meaning provided in Section 10.03.

                  "Permitted Indebtedness" means, without duplication, each of the following:

                  (i) Indebtedness under the Notes, Guarantees and this Indenture, and Refinancing Indebtedness thereof;

                  (ii) Senior Debt incurred by the Company and the Guarantors pursuant to or in connection with the Credit Agreement in an aggregate principal amount at any time outstanding not to exceed $130 million (A) less the amount of all scheduled amortization payments and mandatory principal payments, whether or not actually made by the Company, in respect of term loans thereunder and (B) in the case of a revolving credit facility, reduced by any required permanent repayments (which are accompanied by a corresponding permanent commitment reduction) thereunder, in each case, less, without duplication, proceeds from Asset Sales applied to reduce the amount of Senior Debt pursuant to Section 4.16(a)(iii)(A);

                  (iii)    [Reserved.]

                  (iv) Intercompany Indebtedness for so long as such Indebtedness is held by the Company or a Guarantor, in each case subject to no Lien (other than Liens securing Senior Debt) held by a Person other than the Company or a Guarantor; provided that if as of any date any Person other than the Company or a Guarantor owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness, Indebtedness not permitted by this clause (iv) shall be deemed to be incurred on such date;

                  (v) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (including in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence;

                  (vi) Indebtedness of the Company or any of its Subsidiaries represented by letters of credit for the account of the Company or such Subsidiary, as the case may be, in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance, performance bonds, surety bonds or similar requirements in the ordinary course of business;

                  (vii) Purchase Money Debt and Capitalized Lease Obligations of the Company or any of its Subsidiaries incurred to acquire property in the ordinary course of business in an aggregate amount not to exceed $7,000,000 at any one time outstanding;

                  (viii) current liabilities incurred in the ordinary course of business and not represented by any note, bond, debenture or other instrument, and which are not past due for a period of more than ninety
         (90) days, or if overdue for more than ninety (90) days, which are being contested in good faith and by appropriate actions and for which adequate reserves in conformity with GAAP have been established on the books of the primary obligor with respect thereto;

                  (ix) Indebtedness consisting of (i) the endorsement by the Company or any of its Subsidiaries of negotiable instruments payable to such Person for deposit or collection in the ordinary course of business, and (ii) guarantees executed by the Company or any of its Guarantors with respect to lease obligations or Indebtedness of the Company and its Subsidiaries otherwise permitted by this Indenture;

                  (x) Indebtedness consisting of the indemnification by the Company or any of its Subsidiaries of (i) the officers, directors, employees and agents of the Company or such Subsidiary, to the extent permissible under the corporation law of the jurisdiction in which the Company or such Subsidiary is organized, (ii) commercial banks, investment bankers and other independent consultants or professional advisors pursuant to agreements relating to the underwriting of the Company's or such Subsidiary's securities or the rendering of banking or professional services to the Company or such Subsidiary and (iii) landlords, licensors, licensees and other parties pursuant to agreements entered into in the ordinary course of business by the Company or such Subsidiary;

                  (xi) Indebtedness with respect to financed insurance premiums not past due;

                  (xii) Indebtedness existing on the Initial Issue Date and set forth on Schedule 1 hereto and Refinancing Indebtedness thereof; and

                  (xiii) Indebtedness consisting of indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; provided, however, that (A) such Indebtedness is not reflected on the balance sheet of the Company or its Subsidiaries (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (A)) and (B) if a disposition, the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds including non-cash proceeds (the fair market value of such non-cash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Company and its Subsidiaries in connection with such disposition.

For the purpose of determining compliance with Section 4.12, (A) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses, (B) the amount at any time of Indebtedness issued at a price which is less than the principal amount thereof shall be equal to the amount at such time of the liability in respect thereof determined in accordance with GAAP and (C) so as to avoid duplication in determining the amount of Permitted Indebtedness under any clause of this definition, guarantees of, or obligations in respect of letters of credit supporting, Indebtedness otherwise included in the determination of such amount shall not also be included.

                  "Permitted Investments" means: (i) Investments by the Company or any Subsidiary of the Company in any Person that is or will become immediately after such Investment a Subsidiary or that will merge or consolidate into the Company or a Subsidiary; provided that such Subsidiary is not restricted from making dividends or similar distributions by contract or operation of law; (ii) Investments in the Company by any Subsidiary of the Company; provided that any Indebtedness evidencing such Investment is unsecured (except for Liens securing Senior Debt) and, to the extent practicable, subordinated, pursuant to a written agreement, to the Company's obligations under the Notes and this Indenture; (iii) Investments in cash and Cash Equivalents; (iv) loans and advances to employees and officers of the Company and its Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $100,000 at any one time outstanding; (v) Hedge Agreements entered into in the ordinary course of the Company's or its Subsidiaries' businesses and otherwise in compliance with this Indenture; (vi) Investments (x) constituting accounts receivable if credited or acquired in the ordinary course of business, (y) resulting from settlements or compromises of accounts receivable or trade payables in the ordinary course of business, and
(z) in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers; (vii) Investments consisting of non-cash proceeds, or made by the Company or its Subsidiaries as a result of consideration, received in connection with an Asset Sale made in compliance with
Section 4.16; (viii) Investments consisting of amounts potentially due from a seller of assets in an Asset Acquisition that (a) relate to customary post-closing adjustments with respect to accounts receivable, accounts payable and similar items typically subject to post-closing adjustments in similar transactions, and (b) are outstanding for a period of one hundred twenty (120) days or less following the closing of such an Asset Acquisition; (ix) Investments set forth on Schedule 2 hereto; and (x) Investments not otherwise permitted by clauses (i)-(ix) in an aggregate amount not exceeding $500,000 outstanding at any one time.

                  "Permitted Liens" means the following types of Liens:

                  (i) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), including, in any such case, any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith;

                  (ii) Liens securing Capitalized Lease Obligations and Purchase Money Debt which may be incurred under Section 4.12; provided, however, that in each case any such Lien attaches only to the specific item(s) of property or asset(s) financed with Capitalized Lease Obligations or Purchase Money Debt; and

                  (iii) Liens securing Acquired Indebtedness incurred in accordance with Section 4.12; provided that (A) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Subsidiary of the Company and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Subsidiary of the Company and (B) such Liens do not extend to or cover any property or assets of the Company or of any of its Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or a Subsidiary of the Company and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Company or a Subsidiary of the Company.

                  "Permitted Non-Guarantor Entity" means a Person that meets all of the following requirements:

                  (i) such Person shall be a Person in which the Company and its Subsidiaries own Capital Stock, but is not a Subsidiary of the Company, and the remaining Capital Stock of which is owned by a hospital or hospital system or individual physicians or entities owned and controlled by individual physicians;

                  (ii) there shall be no restriction on the ability of such Person to pay dividends or make distributions of its available cash (i.e., cash remaining after debt service, payment of expenses and the establishment of reasonable reserves) to holders of its Capital Stock, other than pursuant to the law under which such Person is organized; and

                  (iii) such Person shall be engaged exclusively in the ownership or operation of a Center.

                  "Person" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

                  "principal" of any Indebtedness (including the Notes) as of any date means the outstanding principal amount of such Indebtedness plus the premium, if any, that would be payable on such Indebtedness were the principal amount thereof repaid on such date.

                  "pro forma" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation in accordance with Article 11 of

Regulation S-X under the Securities Act, as determined by the Board of Directors of the Company, or such other calculation as may be agreed by the Required Holders.

                  "Purchase Money Debt" means (i) Indebtedness of the Company or any of its Subsidiaries that, within thirty (30) days of the purchase of equipment in which neither the Company nor any of its Subsidiaries at any time prior to such purchase had any interest, is incurred to finance part or all of (but not more than) the purchase price of such equipment, and that bears interest at a rate per annum that is commercially reasonable at the time, and
(ii) Indebtedness that constitutes a renewal, extension, refunding or refinancing of, but not an increase in the principal amount of, Purchase Money Debt that is such by virtue of clause (i), is binding only upon the obligor or obligors under the Purchase Money Debt being renewed, extended or refunded and bears interest at a rate per annum that is commercially reasonable at the time.

                  "Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

                  "Qualified Rights" means options, warrants or other rights to purchase Capital Stock (other than Disqualified Capital Stock), other than any such rights that, by their terms or upon the happening of any event, are mandatorily redeemable or redeemable at the sole option of the holder thereof on or prior to the final maturity date of the Notes.

                  "Quarter" means, with respect to any Person, a fiscal quarterly period of such Person. If during the 45-day period immediately following the completion of any Quarter (or, if the Quarter is the last Quarter of the fiscal year, then the 90-day period immediately following the completion of such Quarter), a calculation is required to be made under Article Four and financial statements of such Person for such Quarter are unavailable, any calculation for the immediately preceding four Quarters required under Article Four shall be based instead upon the four Quarters immediately preceding the Quarter for which such financial statements are not available (giving effect to all adjustments required under Article Four in respect of events occurring subsequent to the close of such Quarters on which such calculation is to be based).

                  "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the Notes.

                  "Redemption Price," when used with respect to any Note to be redeemed, means the price fixed for such redemption pursuant to this Indenture and the Notes.

                  "Reference Date" has the meaning provided in Section 4.10.

                  "Refinance" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Indebtedness" means, with respect to any Indebtedness, any Refinancing thereof that does not (1) result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus the amount of any premium and accrued interest required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of reasonable expenses incurred by the Company in connection with such Refinancing) or (2) except with respect to Indebtedness outstanding on the Initial Issue Date, create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced or (B) a final maturity earlier than the final maturity of the Indebtedness being Refinanced; provided that (x) if such Indebtedness being Refinanced is Indebtedness of the Company, then such Refinancing Indebtedness shall be Indebtedness solely of the Company and (y) if such Indebtedness being Refinanced is pari passu or subordinate or junior to the Notes, then such Refinancing Indebtedness shall be pari passu with or subordinate to, as the case may be, the Notes at least to the same extent and in the same manner as the Indebtedness being Refinanced.

                  "Replacement Assets" has the meaning provided in Section 4.16.

                  "Representative" means the administrative agent or other representative in respect of the Credit Agreement or any successor Person appointed pursuant to the terms of such agreement; provided that if, and for so long as, the Credit Agreement lacks such a representative, then the Representative shall be the holders of a majority in outstanding principal amount of such Indebtedness.

                  "Required Holders" means the Holders of a majority in principal amount of outstanding Notes.

                  "Responsible Officer" means, with respect to any Person, either (a) its president, chief executive officer or chief financial officer, or
(b) with respect to financial matters, its president, chief executive officer, chief financial officer or any vice president designated in writing by the chief executive officer to the Holders.

                  "Restricted Payment" has the meaning provided in Section 4.10.

                  "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Subsidiary of any property, whether owned by the Company or any Subsidiary at the Initial Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such Property.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.

                  "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of July 18, 2003 among the Company and the parties named therein, as the same may be amended or modified from time to time in accordance with the terms thereof.

                  "Senior Debt" means the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, (x) all monetary obligations (including guarantees thereof) of every nature of the Company and its Subsidiaries under, pursuant to or in connection with the Credit Agreement, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities and all other "Obligations" as defined in the Credit Agreement, and (y) all Interest Swap Obligations (including guarantees thereof) to the extent incurred in connection with the Company's obligations under the Credit Agreement, in each case whether outstanding on the Initial Issue Date or thereafter incurred, and all renewals, extensions, modifications, amendments and refinancings thereof.

                  "Senior Guarantee and Security Agreement" shall mean the Guarantee and Security Agreement (as such term is defined in the Credit Agreement).

                  "Senior Guarantees" means each of the guarantees set forth in the Senior Guarantee and Security Agreement guarantying payment or performance of the Senior Debt.

                  "Significant Subsidiary" shall mean, at any date of determination, (a) any Subsidiary that satisfies the criteria for a "significant subsidiary" set forth in Rule 1-02 of Regulation S-X under the Exchange Act (except that references to 10% in such definition shall be changed to 5%), and
(b) for purposes of Section 6.01 hereof, any Subsidiary which, when aggregated with all other Subsidiaries that are not otherwise Significant Subsidiaries and as to which any event described in clause (6) or (7) of Section 6.01 hereof has occurred and is continuing, would constitute a Significant Subsidiary under clause (a) of this definition.

                  "Standstill Termination Date" has the meaning provided in
Section 10.03.

                  "Subsidiary" shall mean, as to any Person, (i) a corporation, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the occurrence of a contingency) to elect a majority of the board of directors or other managers thereof are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, or (ii) a partnership in which such Person is the controlling general partner or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries or both, by such Person.

                  "Surviving Entity" has the meaning provided in Section 5.01.

                  "U.S. Government Obligations" means direct obligations of, and obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

                  "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness or Disqualified Capital Stock, as the case may be, at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

                  "Wholly Owned Subsidiary" of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a foreign Subsidiary, directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Subsidiary of such Person.

                  SECTION 1.02. Rules of Construction.

                  Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as in effect on the date hereof;

                  (3)      "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular; and

                  (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE TWO.

                                    THE NOTES

                  SECTION 2.01. Form and Dating.

                  The Notes shall have such legends relating to restrictions on transfer as the Company deems appropriate and may have such other notations, legends or endorsements as are required by law, stock exchange rule or depository rule or usage. The Company and the Required Holders shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its issuance.

                  SECTION 2.02. Execution; Aggregate Principal Amount.

                  An Officer shall sign the Notes for the Company by manual or facsimile signature. Each Guarantor, if any, shall execute the Guarantee in the manner set forth in Section 11.08.

                  The aggregate principal amount of Notes outstanding at any time may not exceed $40,000,000, except as provided in Section 2.07 and in paragraph 2 of the Notes. The Notes shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof, except as may be required by Paragraph 2 of the Notes.

                  SECTION 2.03. Company To Maintain Office.

                  The Company shall maintain an office or agency where (a) Notes may be presented or surrendered for registration of transfer or for exchange,
(b) Notes may be presented or surrendered for payment and (c) notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall keep a register of the Notes and of their transfer and exchange.

                  SECTION 2.04. [Reserved.]

                  SECTION 2.05. Noteholder Lists.

                  The Company shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders.

                  SECTION 2.06. Transfer and Exchange.

                  When Notes are presented to the Company with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Company shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall execute Notes. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.10, 3.06, 4.15, or 4.16, in which event the Company shall be responsible for the payment of such taxes).

                  The Company shall not be required to register the transfer of or exchange of any Note (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Notes and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Note being redeemed in part.

                  The Notes shall be subject to the restrictions on transfer set forth in the Securities Purchase Agreement.

                  SECTION 2.07. Replacement Notes.

                  If a mutilated Note is surrendered to the Company or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Note. If required by the Company, such Holder must provide an affidavit of lost certificate and an indemnity bond or other indemnity, sufficient in the judgment of the Company, to protect the Company from any loss which it may suffer if a Note is replaced. The Company may charge such Holder for its reasonable out-of-pocket expenses in replacing a Note, including reasonable fees and expenses of counsel. Every replacement Note shall constitute an additional obligation of the Company, and shall be entitled to the benefits of this Indenture.

                  SECTION 2.08. Outstanding Notes.

                  Notes outstanding at any time are all the Notes that have been executed by the Company except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to the provisions of Section 2.09, a Note does not cease to be outstanding because the Company or any of its Affiliates holds the Note.

                  If a Note is replaced pursuant to Section 2.07 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Company receives an Opinion of Counsel that the replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.07.

                  SECTION 2.09. Treasury Notes.

                  In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver, consent or notice, Notes owned by the Company or any of its Affiliates shall be considered as though they are not outstanding.

                  SECTION 2.10. Temporary Notes.

                  Until definitive Notes are ready for delivery, the Company may prepare temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare definitive Notes in exchange for temporary Notes.

                  SECTION 2.11. Cancellation.

                  The Company at any time may cancel Notes that it holds and shall cancel any Notes surrendered to it for transfer, exchange or payment. Subject to Section 2.07, the Company may not issue new Notes to replace Notes that it has cancelled. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes unless and until the same are cancelled pursuant to this Section 2.11.

                  SECTION 2.12. Payment of Interest; Defaulted Interest.

                  Interest on any Note which is payable, and is punctually paid, on any Interest Payment Date shall be paid to the Person in whose name that Note is registered in the register maintained by the Company at the close of business on the Interest Payment Record Date for such interest.

                  If the Company defaults in a payment of interest on the Notes, such interest shall forthwith cease to be payable to the Holder on the relevant Interest Payment Record Date by virtue of having been such Holder, and the Company shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest, or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder, as of a recent date selected by the Company, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

                  SECTION 2.13. [Reserved.]

                  SECTION 2.14. Persons Deemed Owners.

                  Prior to due presentment of a Note for registration of transfer, the Company may treat the Person in whose name such Note is registered in the register maintained by the

Company as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 2.12) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and the Company shall not be affected by notice to the contrary.

                                 ARTICLE THREE.

                                   REDEMPTION

                  SECTION 3.01. [Reserved.]

                  SECTION 3.02. Selection of Notes To Be Redeemed.

                  If fewer than all of the Notes are to be redeemed, selection of the Notes to be redeemed will be made on a pro rata basis; provided that Notes in denominations of $1,000 or less may be redeemed only in whole. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

                  SECTION 3.03. Notice of Redemption.

                  At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first class mail, postage prepaid, to each Holder whose Notes are to be redeemed.

                  Each notice for redemption shall identify the Notes to be redeemed and shall state:

                  (1)      the Redemption Date;

                  (2) the Redemption Price and the amount of accrued interest, if any, to be paid;

                  (3) that Notes called for redemption must be surrendered to the Company to collect the Redemption Price plus accrued interest, if any;

                  (4) that, unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price plus accrued interest, if any, to the Redemption Date, upon surrender to the Company of the Notes redeemed;

                  (5) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, and upon surrender of such Note, a new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued; and

                  (6) if fewer than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption.

                  SECTION  3.04. Effect of Notice of Redemption.

                  Once notice of redemption is mailed in accordance with Section 3.03, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price plus accrued interest, if any. Upon surrender to the Company, such Notes called for redemption shall be paid at the Redemption Price (which shall include accrued interest thereon to the Redemption Date), but installments of interest, the maturity of which is on or prior to the Redemption Date, shall be payable to Holders of record at the close of business on the relevant record dates referred to in Section 2.12.

                  SECTION 3.05. Payment of Redemption Price.

                  On or before 11:00 a.m. New York City time on the Redemption Date, the Company shall pay, in immediately available funds, the Holders U.S. Legal Tender equal to the Redemption Price plus accrued interest, if any, of all Notes to be redeemed on that date.

                  Unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, interest on the Notes to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Notes are presented for payment.

                  SECTION 3.06. Notes Redeemed in Part.

                  Upon surrender of a Note that is to be redeemed in part, the Company shall execute for the Holder a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

                                  ARTICLE FOUR.

                                    COVENANTS

                  SECTION 4.01. Payment of Notes.

                  The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture.

                  The Company shall pay, to the extent such payments are lawful, interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate borne by the Notes plus 2% per annum. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  SECTION 4.02. Maintenance of Office or Agency.

                  The Company shall maintain the office or agency required under
Section 2.03. The Company shall give prior written notice to the Holders of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Holders with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Company set forth in Securities Purchase Agreement.

                  SECTION 4.03. Corporate Existence.

                  Except as otherwise permitted by Article Five and Section 4.16, the Company shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence and the existence of each of its Subsidiaries in accordance with the respective organizational documents of each such Subsidiary and the material rights (charter and statutory) and franchises of the Company and each such Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise, or the corporate, partnership or other existence of the Company or any Subsidiary of the Company, if (i) at the time of such dissolution such Subsidiary has no assets, engages in no business and otherwise has no activities other than activities related to the maintenance of its existence and good standing, or (ii) the Board of Directors of the Company shall determine in good faith (which such determination shall be evidenced by a Board Resolution) that the preservation thereof is no longer desirable in the conduct of the business of the Company and its respective Subsidiaries taken as a whole and the loss thereof is not adverse in any material respect to the Holders; and provided, further, that any Subsidiary of the Company may consolidate with, merge into, or transfer or distribute all or part of its properties and assets to, the Company or any Wholly Owned Subsidiary of the Company; provided, further, that, so long as any such Person that is a Guarantor is in compliance with Section 5.1, any non-Wholly Owned Subsidiary may consolidate with, merge into, or transfer or distribute all or part of its properties and assets to any Person so long as any Indebtedness owned by such Subsidiary to the Company or any other Subsidiary is fully satisfied prior to or in connection with such transaction.

                  SECTION 4.04. Payment of Taxes and Other Claims.

                  The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries or properties of it or any of its Subsidiaries and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Subsidiaries; provided, however, that the Company or any of its Subsidiaries shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (y) whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves have been taken to the extent required by GAAP or (z) the failure to pay or discharge, or cause to be paid or discharged such tax, assessment, charge or claim would not reasonably be expected to result in a material adverse effect on the business operations or financial condition of the Company and its Subsidiaries, taken as a whole.

                  SECTION 4.05. Maintenance of Properties and Insurance.

                  (a) The Company shall, and shall cause each of its Subsidiaries to, maintain its material properties in good working order and condition (subject to ordinary wear and tear) and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto and actively conduct and carry on its business; provided, however, that nothing in this Section 4.05 shall prevent the Company or any of its Subsidiaries from discontinuing the operation and maintenance of any of its properties, if such discontinuance is, in the good faith judgment of the Board of Directors of the Company or the Subsidiary, as the case may be, desirable in the conduct of their respective businesses and is not disadvantageous in any material respect to the Holders.

                  (b) The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance against loss or damage of the kinds that, in the good faith judgment of the Board of Directors of the Company, are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the good faith judgment of the Board of Directors of the Company, for companies similarly situated in the industry.

                  SECTION 4.06. Compliance Certificate; Notice of Default.

                  (a) The Company shall deliver to the Holders, within 90 days after the end of the Company's fiscal year, an Officers' Certificate stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of such Officer's knowledge the Company during such preceding fiscal year has kept, observed, performed and fulfilled each and every such covenant and no Default or Event of Default occurred during such year and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status with particularity. The Officers' Certificate shall also notify the Holders should the Company elect to change the manner in which it fixes its fiscal year end.

                  (b) (i) If any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed Default under this Indenture or the Notes, the Company shall deliver to the Holders an Officers' Certificate specifying such event, notice or other action within five Business Days of its becoming aware of such occurrence.

                  (c) The Company shall deliver within 45 days after each of the Company's fiscal Quarters (90 days with respect to the Company's fourth fiscal Quarter) to the Holders an Officers' Certificate stating that the incurrence of such Indebtedness, or the making of such Restricted Payment, during such Quarter complies with this Indenture and setting forth in reasonable detail the computations demonstrating compliance with the covenants contained in this Indenture.

                  SECTION 4.07. Compliance with Laws.

                  The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as are not in the aggregate reasonably likely to have a Material Adverse Effect.

                  SECTION 4.08. SEC Reports.

                  (a) So long as the Notes are outstanding, if the Company is required to file annual or quarterly reports with the SEC under Section 13 or 15(d) of the Exchange Act, the Company (at its own expense) shall file with the SEC and shall mail to the Holders, promptly after it files them with the SEC, copies of the quarterly and annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) required to be filed pursuant to Section 13 or 15(d) of the Exchange Act.

                  (b) At the Company's expense, the Company shall cause an annual report, if furnished by it to its stockholders generally, and each quarterly or other financial report if furnished by it to its stockholders generally, to be mailed to the Holders.

                  (c) For so long as any Senior Debt is outstanding and the Company is required to provide annual and quarterly financial statements to the holders of the Senior Debt, the Company shall cause such financial statements including notes thereto and each related auditor's report and compliance certificates pursuant to the Credit Agreement to be so mailed to the Holders within 90 days after the end of each fiscal year and within 45 days after the end of each of the Company's first three fiscal Quarters in each fiscal year. If no Senior Debt is outstanding, or the Company is not required to provide such financial statements to the holders of Senior Debt, and the Company is not required to file annual or quarterly reports with the SEC under Section 13 or 15(d) of the Exchange Act for any fiscal period ending after the Initial Issue Date, the Company shall cause its consolidated financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditor's report by an accounting firm of nationally established reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" comparable to that which would have been required to appear in annual or quarterly reports filed under Section 13 or 15(d) of the Exchange Act if the Company had a class of securities listed on a national securities exchange, to be so mailed to the Holders within 90 days after the end of each fiscal year and within 45 days after the end of each of the Company's first three fiscal Quarters in each fiscal year.

                  (d) The Company shall provide to any Holder any information reasonably requested by such Holder concerning the Company (including financial statements) necessary in order to permit such Holder to sell or transfer Notes in compliance with Rule 144A under the Securities Act; provided that such information is in the possession of, or reasonably available to, the Company.

                  SECTION 4.09. Waiver of Stay, Extension or Usury Laws.

                  The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or any such Guarantor, as the case may be, from paying all or any portion of the principal of or interest on the Notes or performing its Guarantee, as the case may be and as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each Guarantor, if any, hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Holders, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 4.10. Limitation on Restricted Payments.

                  The Company shall not, and shall not cause or permit any of its Subsidiaries to, directly or indirectly,

                  (a) declare or pay any dividend or make any distribution (other than dividends or distributions payable (y) to the Company or a Subsidiary of the Company or (z) in Qualified Capital Stock or Qualified Rights of the Company and the Company may distribute cash in lieu of fractional shares otherwise distributable by this Section 4.10(a)(z)) on or in respect of shares of its Capital Stock to holders of such Capital Stock,

                  (b) purchase, redeem or otherwise acquire or retire for value any Capital Stock or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock (other than amounts paid solely to the Company or a Subsidiary),

                  (c) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company that is subordinate or junior in right of payment to the Notes; or

                  (d) make any Investment (other than Permitted Investments) (each of the foregoing actions set forth in clauses (a), (b) (c) and (d) being referred to as a "Restricted Payment"), if at the time of such Restricted Payment or immediately after giving effect thereto,

                  (i) a Default or an Event of Default shall have occurred and be continuing; or

                  (ii) the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12; or

                  (iii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to the Initial Issue Date (the amount expended for such purposes, if other than in cash, being the fair market value of such property) shall exceed the sum of:

                           (x) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned subsequent to the Initial Issue Date and on or prior to the date the Restricted Payment occurs (the "Reference Date") (treating such period as a single accounting period); plus

                           (y) 100% of (1) the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to the Initial Issue Date and on or prior to the Reference Date of Qualified Capital Stock of the Company and
                  (2) the aggregate net proceeds (as defined below) received by the Company from any Person (other than a Subsidiary of the Company) from the issuance subsequent to the Initial Issue Date and on or prior to the Reference Date of Qualified Capital Stock of the Company upon conversion or exchange of Indebtedness of the Company (other than such Indebtedness that is subordinate or junior in right of payment to the Notes); plus

                           (z) without duplication and to the extent amounts would not be included in Consolidated Net Income, the sum of (1) the aggregate amount returned in cash on or with respect to Investments (other than Permitted Investments) made subsequent to the Initial Issue Date, and (2) the net cash proceeds received by the Company or any Subsidiary from the disposition of all or any portion of such Investments (other than to the Company or a Subsidiary of the Company); provided, however, that with respect to all

                  Investments, the sum of clauses (1) and (2) above with respect to such Investments shall not exceed the aggregate amount of all such Investments made subsequent to the Initial Issue Date.

                  For the purposes of this Section 4.10, the net proceeds from the issuance of shares of Qualified Capital Stock of the Company upon conversion or exchange of Indebtedness shall be deemed to be an amount equal to the net book value of such Indebtedness (plus the additional amount required to be paid upon such conversion, if any), less any cash payment on account of fractional shares; the "net book value" of Indebtedness shall be the amount received by the Company on the incurrence of such Indebtedness, as adjusted on the books of the Company to the date of conversion or exchange.

                  Notwithstanding the foregoing, clauses (ii) and (iii) set forth in the first paragraph of this Section do not prohibit:

                  (1) the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration;

                  (2) the acquisition or retirement for value of any shares of Capital Stock of the Company or warrants, rights or options to purchase or acquire shares of any class of such Capital Stock, either
         (i) solely in exchange for shares of Qualified Capital Stock or Qualified Rights of the Company or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock or Qualified Rights of the Company;

                  (3) the acquisition or retirement for value of any Indebtedness of the Company that is subordinate or junior in right of payment to the Notes solely in exchange for, or using proceeds received from a substantially concurrent issue of, shares of Qualified Capital Stock or Qualified Rights of the Company or in exchange for, or using proceeds received from a substantially concurrent issue of, new Indebtedness that is subordinate or junior in right of payment to the Notes;

                  (4) the purchase, redemption, acquisition or other retirement for value of shares of Capital Stock of the Company held by directors, officers or employees of the Company or any of its Subsidiaries or options on any such shares or related stock appreciation rights or similar securities owned by such directors, officers or employees upon death, disability, retirement, termination of employment or pursuant to the terms of such stock option plan or any other agreement under which such shares of Capital Stock, options, related rights or similar securities were issued in an aggregate amount not to exceed $2,500,000 in the aggregate;

                  (5) any non-Wholly Owned Subsidiary may declare and deliver dividends and make distributions payable equally and ratably to all holders of its Capital Stock;

                  (6) the Company may issue its Common Stock and options, warrants or other equity awards with respect to its Common Stock under any stock option, stock incentive or similar plan approved by the stockholders of the Company, including (i) the Symbion Stock Incentive Plan, (ii) the Symbion Non-Employee Directors Stock Option Plan, (iii) the Symbion Employee Stock Purchase Plan, (iv) the Ambulatory Resource Centres, Inc. Nonqualified Initial Option Plan, as adopted by the Company, and (v) the Ambulatory Resource Centres, Inc. 1997 Stock Option Plan, as adopted by the Company;

                  (7) payments under the outstanding warrants and convertible debentures of the Company described on Schedule 3 hereto;

                  (8) the Company may make Series A Redemption Payments and Series B Redemption Payments upon the occurrence of a Triggering Event (as such terms are defined in the Certificate of Designation); provided that all funds used to make such payments represent proceeds of a substantially concurrent issue or sale of shares of the Company's Capital Stock or other contribution to the capital of the Company;

                  (9) Investments in Permitted Non-Guarantor Entities incurred after the Initial Issue Date in an amount not to exceed $15,000,000 plus the aggregate face amount of any Contingent Obligation of the Company and its Subsidiaries incurred after the date hereof with respect to Indebtedness of such Persons, which shall not exceed $5,000,000;

                  (10) the acquisition or retirement for value of any shares of Capital Stock of any non-Wholly Owned Subsidiary of the Company or warrants, rights or options to purchase or acquire shares of any class of such Capital Stock, either (i) solely in exchange for shares of Capital Stock or rights of such non-Wholly Owned Subsidiary or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Capital Stock or rights of such non-Wholly Owned Subsidiary; or

                  (11) any Subsidiary of the Company may make Restricted Payments to the Company or any Guarantor.

                  In determining the aggregate amount of Restricted Payments made subsequent to the Initial Issue Date in accordance with clause (iii) of the first paragraph of this Section, (y) amounts expended pursuant to clauses (1),
(2)(ii), (4), (7), (8) and (9) shall be included in such calculation and (z) amounts expended pursuant to clauses (2)(i), (3), (5), (6), (10) and (11) shall be excluded from such calculation.

                  SECTION 4.11. Limitation on Transactions with Affiliates.

                  (a) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under paragraph (b) below, (y) Affiliate Transactions conducted in good faith, the terms of which are fair and reasonable to the Company or such Subsidiary and which are no less favorable to the Company or such Subsidiary than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Subsidiary and (z) the transactions contemplated by the Securities Purchase Agreement.

                  All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) between the Company and its Subsidiaries, on the one hand, and any director, executive officer or 5% stockholder of the Company, on the other hand, involving aggregate payments or other property with a fair market value in excess of $250,000 shall be approved by the Board of Directors of the Company or such Subsidiary, as the case may be, including a majority of the disinterested Directors, if any, such approval to be evidenced by a Board Resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions.

                  If the Company or any Subsidiary of the Company enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) between the Company and its Subsidiaries, on the one hand, and any director, executive officer or 5% stockholder of the Company, on the other hand, that involves an aggregate fair market value or payments to an Affiliate, as the case may be, of more than $2,500,000, the Company or such Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Company or the relevant Subsidiary, as the case may be, from a financial point of view, from an Independent Financial Advisor and deliver copies of such opinion to the Holders.

                  (b)      The foregoing restrictions shall not apply to:

                  (i) reasonable compensation and out-of-pocket expenses paid to and indemnity provided on behalf of, officers, directors or employees of the Company or any Subsidiary of the Company as determined in good faith by the Company's Board of Directors or senior management;

                  (ii) transactions between or among the Company and one or more of its Subsidiaries or exclusively between or among one or more of the Company's Subsidiaries; provided that such transactions are not otherwise prohibited by this Indenture;

                  (iii)    Restricted Payments permitted by this Indenture.

                  SECTION 4.12. Limitation on Incurrence of Additional
                                Indebtedness and Issuance of Preferred
                                Stock.

                  The Company shall not directly or indirectly, (a)(y) create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, "incur") any Indebtedness (other than Permitted Indebtedness) nor (z) issue any shares of Disqualified Capital Stock, nor (b) permit any of its Subsidiaries, directly or indirectly, to incur any Indebtedness (other than Permitted Indebtedness) or issue any shares of Disqualified Capital Stock or Preferred Stock; provided, however, that if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of any such Indebtedness, the Company or any Guarantor may incur Indebtedness or issue shares of Disqualified Capital Stock or Preferred Stock, and any Subsidiary may incur Acquired Indebtedness, in each case if on the date of the incurrence of such Indebtedness or the issuance of such Disqualified Capital Stock or Preferred Stock, after giving effect to the incurrence thereof, the Consolidated Leverage Ratio of the Company is less than or equal to 3.75 to 1.0 for Indebtedness incurred prior to December 31, 2003, and less than 3.5 to 1.0 for Indebtedness incurred thereafter.

                  SECTION 4.13. Limitation on Dividend and Other Payment
                                Restrictions Affecting Subsidiaries.

                  The Company shall not, and shall not cause or permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Company to

                  (a) pay dividends or make any other distributions on or in respect of its Capital Stock;

                  (b) make loans or advances or to pay any Indebtedness or other obligation owed to the Company or any other Subsidiary of the Company; or

                  (c) transfer any of its property or assets to the Company or any other Subsidiary of the Company,

except for such encumbrances or restrictions existing under or by reason of:

                  (1)      applicable law;

                  (2)      this Indenture;

                  (3) customary non-assignment provisions of any contract or lease governing a leasehold or ownership interest of any Subsidiary of the Company;

                  (4) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired or relating to any property acquired by the Company or any of its Subsidiaries after the Initial Issue Date; provided that such encumbrance or restriction exists at the time such property is acquired, relates only to the property which is acquired and was not incurred in connection with, or in anticipation or contemplation of, such acquisition;

                  (5)      the Credit Agreement;

                  (6) an agreement governing Indebtedness incurred to Refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clause (2) or (4) above; provided, however, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are no less favorable to the Company in any material respect than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clause (2) or (4);

                  (7) contractual provisions contained in charter documents, limited liability agreements, partnership agreements, operating agreements or similar organizational documents of Subsidiaries of the Company in existence on the Initial Issue Date, and similar provisions entered into by Subsidiaries of the Company thereafter in the ordinary course of business; provided, however, that such provisions are no less favorable to the Company or any Subsidiary in any material respect than the provisions in existence on the Initial Issue Date; or

                  (8) agreements restricting the sale or other disposition of any property securing Indebtedness which constitutes a Permitted Lien on such property.

                  SECTION  4.14. Prohibition on Incurrence of Senior
                                 Subordinated Debt.

                  The Company shall not, and shall not permit any Guarantor to, incur or suffer to exist Indebtedness that is senior in right of payment to the Notes or any Guarantee and subordinate in right of payment to any other Indebtedness of the Company or any Guarantor.

                  SECTION 4.15. Change of Control.

                  The Company shall make an offer to purchase no later than the date upon which a Change of Control occurs (the "Change of Control Date") all outstanding Notes (the "Change of Control Offer") at a purchase price equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of purchase, but installments of interest, the maturity of which is on or prior to the Change of Control Date, shall be payable to Holders of record at the close of business on the relevant record dates referred to in Section 2.12. The Company may utilize such procedures in connection with the Change of Control Offer as the Board of Directors deems appropriate; provided, however, that at least 10 Business Days prior to the Change of Control Date, the Holders shall have received all material information concerning such Change of Control as is reasonably available to the Company.

                  On or before the Change of Control Date, the Company shall accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer. The Company shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price plus accrued interest, if any, and shall promptly execute and mail to such Holders new Notes equal in principal amount to any unpurchased portion of the Notes surrendered. Any Notes not so accepted shall be promptly mailed by the Company to the Holder thereof. For the avoidance of doubt, payments by the Company pursuant to the provisions of this Section 4.15 are subject to the provisions of Article Ten.

                  The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent the provisions of any securities laws or regulations conflict with this Section 4.15, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 4.15 by virtue thereof. The Company's obligation to purchase the Notes pursuant to the Change of Control Offer is conditioned upon the Change of Control being effected.

                  SECTION 4.16. Limitation on Asset Sales.

                  (a) The Company shall not, and shall not permit any of its Subsidiaries to, consummate an Asset Sale unless:

                  (i) the Company or the applicable Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company's or the Subsidiary's Board of Directors or other governing body, as applicable);

                  (ii) at least 75% of the consideration received by the Company or the Subsidiary, as the case may be, from such Asset Sale shall be in the form of cash or Cash Equivalents (provided that the amount of any liabilities (as shown on the Company's or such Subsidiary's most recent balance sheet) of the Company or any such Subsidiary (other than liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets shall be deemed to be cash for the purposes of this provision); and

                  (iii) upon the consummation of an Asset Sale, the Company shall apply, or cause such Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale due and owing to the Company or such Subsidiary (but, with respect to any such Subsidiary, only the Company's proportionate interest in any non-Wholly Owned Subsidiary) within 365 days of receipt thereof either:

                           (A) to prepay Senior Debt in accordance with the terms of the Credit Agreement and effect a permanent reduction in the availability under such Credit Agreement,

                           (B) to the extent permitted by the Credit Agreement, to make an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that will be used in the business of the Company and its Subsidiaries as described in Section 4.19 ("Replacement Assets"), or

                           (C)      to a combination of prepayment and
                  investment permitted by the foregoing clauses (iii)(A) and
                  (iii)(B).

                  Subject to the last sentence of this paragraph, on the 366th day after an Asset Sale or such earlier date, if any, as the Board of Directors of the Company or of such Subsidiary determines not to apply the Net Cash Proceeds relating to such Asset Sale as set forth in clause (iii)(A), (iii)(B) or (iii)(C) of the next preceding sentence (each, a "Net Proceeds Offer Trigger Date"), such aggregate amount of Net Cash Proceeds which have not been applied on or before such Net Proceeds Offer Trigger Date as permitted in clauses
(iii)(A), (iii)(B) and (iii)(C) of the next preceding sentence (each a "Net Proceeds Offer Amount") shall be applied by the Company or such Subsidiary to make an offer to purchase (the "Net Proceeds Offer") on a date (the "Net Proceeds Offer Payment Date") not less than 30 nor more than 45 days following the applicable Net Proceeds Offer Trigger Date, from all Holders on a pro rata basis, that amount of Notes equal to the Net Proceeds Offer Amount at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase, but installments of interest, the maturity of which is on or prior to the Proceeds Purchase Date, shall be payable to Holders of record at the close of business on the relevant record dates referred to in Section 2.12; provided, however, that if at any time any non-cash consideration received by the Company or any Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this covenant.

                  The Company may defer the Net Proceeds Offer until there is an aggregate unutilized Net Proceeds Offer Amount equal to or in excess of $1,000,000 resulting from one or more Asset Sales (at which time, the entire unutilized Net Proceeds Offer Amount, and not just the amount in excess of $1,000,000, shall be applied as required pursuant to the preceding paragraph).

                  In the event of the transfer of substantially all (but not all) of the property and assets of the Company and its Subsidiaries as an entirety to a Person in a transaction permitted under Section 5.01, the successor entity shall be deemed to have sold such portion, if any, of the properties and assets of the Company and its Subsidiaries not so transferred the fair market value of which exceeds the fair market value (as determined in good faith by the Company's Board of Directors) of the property and assets of such successor entity immediately prior to consummation of such transaction for purposes of this covenant, and shall comply with the provisions of this covenant with respect to such deemed sale as if it were an Asset Sale. In addition, the fair market value of such properties and assets of the Company or its Subsidiaries deemed to be sold as aforesaid shall be deemed to be Net Cash Proceeds for purposes of this Section 4.16.

                  Each Net Proceeds Offer will be mailed to the record Holders as shown on the register of Holders within 25 days following the Net Proceeds Offer Trigger Date and shall comply with the procedures set forth in this Indenture. Upon receiving notice of the Net Proceeds Offer, Holders may elect to tender their Notes in whole or in part in exchange for cash. To the extent Holders properly tender Notes in an amount exceeding the Net Proceeds Offer Amount, Notes of tendering Holders will be purchased on a pro rata basis (based on amounts tendered). To the extent that the aggregate amount of Notes tendered pursuant to a

Net Proceeds Offer is less than the Net Proceeds Offer Amount, the Company may use such excess Net Proceeds Offer Amount for general corporate purposes or for any other purpose not prohibited by this Indenture. Upon completion of any such Net Proceeds Offer, the Net Proceeds Offer Amount shall be reset at zero. A Net Proceeds Offer shall remain open for a period of 20 Business Days or such longer period as may be required by law.

                  (b) Subject to the deferral of the Net Proceeds Offer Trigger Date contained in the second paragraph of subsection (a) above, each notice of a Net Proceeds Offer pursuant to this Section 4.16 shall be mailed or caused to be mailed, by first class mail, by the Company not more than 25 days after the Net Proceeds Offer Trigger Date to all Holders at their last registered addresses as of a date within 15 days of the mailing of such notice. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Net Proceeds Offer and shall state the following terms:

                  (1)      that the Net Proceeds Offer is being made pursuant to
         Section 4.16 and that all Notes tendered will be accepted for payment; provided, however, that if the aggregate principal amount of Notes tendered in a Net Proceeds Offer exceeds the aggregate amount of the Net Proceeds Offer, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company with respect to Notes in denominations of less than $1,000);

                  (2) the purchase price (including the amount of accrued interest) and the Net Proceeds Offer Payment Date (which shall be 20 Business Days from the date of mailing of notice of such Net Proceeds Offer, or such longer period as required by law);

                  (3) that any Note not tendered will continue to accrue interest;

                  (4) that, unless the Company defaults in making payment therefor, any Note accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Net Proceeds Offer Payment Date;

                  (5) that Holders electing to have a Note purchased pursuant to a Net Proceeds Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Company at the address specified in the notice prior to the close of business on the third Business Day prior to the Net Proceeds Offer Payment Date;

                  (6) that Holders will be entitled to withdraw their election if the Company receives, not later than two Business Days prior to the Net Proceeds Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased; and

                  (7) that Holders whose Notes are purchased only in part will be issued new Notes in a principal amount equal to the unpurchased portion of the Notes surrendered.

                  On or before the Net Proceeds Offer Payment Date, the Company shall accept for payment Notes or portions thereof tendered pursuant to the Net Proceeds Offer which are to be purchased in accordance with item (b)(1) above. The Company shall promptly pay, by wire transfer in immediately available funds, to the Holders of Notes so accepted payment in an amount equal to the purchase price plus accrued interest, if any.

                  The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.16, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 4.16 by virtue thereof.

                  SECTION 4.17. Limitation on Liens.

                  The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Liens securing Indebtedness of any kind against or upon any property or assets of the Company or any of its Subsidiaries whether owned on the Initial Issue Date or acquired thereafter, or any proceeds therefrom, unless, except in the case of Liens securing Indebtedness that is subordinate or junior in right of payment to the Notes, which shall not be permitted, the Notes are equally and ratably secured, except for:

                  (i) Liens existing as of the Initial Issue Date to the extent and in the manner such Liens are in effect on such date;

                  (ii)     Liens securing Senior Debt and Guarantor Senior Debt;

                  (iii)    Liens securing Intercompany Indebtedness;

                  (iv) Liens securing Refinancing Indebtedness which is incurred to Refinance Indebtedness which has been secured by a Lien permitted under this Indenture and which has been incurred in accordance with the provisions of this Indenture; provided, however, that such Liens (x) are no less favorable to the Holders and are no more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being Refinanced and (y) do not extend to or cover any property or assets of the Company or any of its Subsidiaries not securing the Indebtedness so Refinanced; and

                  (v)      Permitted Liens.

                  SECTION 4.18. Additional Guarantors.

                  The Company shall cause any of its Subsidiaries that (a) becomes a borrower or a guarantor under the Credit Agreement or (b) guarantees any Indebtedness of the Company or Indebtedness in excess of $500,000 of any Subsidiary, to execute and deliver a guarantee in the form attached to the form of Note hereto.

                  SECTION 4.19. Conduct of Business.

                  The Company shall continue, and cause its Subsidiaries to continue, to engage solely in the business of owning and operating Centers and businesses that directly enhance or support that primary business activity.

                                  ARTICLE FIVE.

                              SUCCESSOR CORPORATION

                  SECTION 5.01. Merger, Consolidation and Sale of Assets.

                  (a) The Company shall not, in a single transaction or a series of related transactions, consolidate with or merge with or into any Person (other than the merger of a Wholly Owned Subsidiary of the Company into the Company), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Company's properties and assets (determined on a consolidated basis for the Company and its Subsidiaries) to any Person whether as an entirety or substantially as an entirety unless:

                  (1) either (A) the Company shall be the surviving or continuing corporation or (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and its Subsidiaries substantially as an entirety (the "Surviving Entity") (x) shall be a corporation or limited liability company organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (y) shall expressly assume, by an agreement (in form and substance reasonably satisfactory to the Required Holders), executed and delivered to the Holders, the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the performance of every covenant of the Notes and this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and the assumption contemplated by clause (1)(B)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction), the Company or such Surviving Entity, as the case may be,
         (i) shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12 and
         (ii) shall have a

         Consolidated Net Worth at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction;

                  (3) immediately before and immediately after giving effect to such transaction and the assumption contemplated by clause
         (1)(B)(y) above (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred and be continuing; and

                  (4) the Company or the Surviving Entity, as the case may be, shall have delivered to the Holders an Officers' Certificate stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition comply with the applicable provisions of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

                  (b) For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  (c) Each Guarantor (other than any Guarantor whose Guarantee is to be released in accordance with the terms of the Guarantee and this Indenture in connection with any transaction complying with the provisions of Section 4.16) shall not, and the Company shall not cause or permit any Guarantor to, consolidate with or merge with or into any Person other than the Company or any other Guarantor unless: (i) the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) or to which such sale, lease, conveyance or other disposition shall have been made is a corporation or limited liability company organized and existing under the laws of the United States or any State thereof or the District of Columbia; (ii) such entity expressly assumes all of the obligations of the Guarantor on the Guarantee; (iii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (iv) immediately after giving effect to such transaction and the use of any net proceeds therefrom on a pro forma basis, the Company could satisfy the provisions of clause (2) of Section 5.01(a). Any merger or consolidation of a Guarantor with and into the Company (with the Company being the surviving entity) or another Guarantor that is a Wholly Owned Subsidiary of the Company need only comply with clause (4) of Section 5.01(a).

                  When a successor assumes all of the obligations of the Company under the Notes and this Indenture in a transaction permitted by this Section 5.01, the Company will be deemed to be released from those obligations.

                  SECTION 5.02. Successor Corporation Substituted.

                  Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes with the same effect as if such surviving entity had been named as such.

                                  ARTICLE SIX.

                              DEFAULT AND REMEDIES

                  SECTION 6.01. Events of Default.

                  Each of the following constitutes an "Event of Default":

                  (1) failure to pay interest on any Notes when the same becomes due and payable and such failure continues for a period of ten days (whether or not such payment shall be prohibited by Article Ten of this Indenture); or

                  (2) failure to pay the principal on any Notes when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer) (whether or not such payment shall be prohibited by Article Ten); or

                  (3) a default in the observance or performance of any other covenant or agreement contained in this Indenture which default continues for a period of 30 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Required Holders (except in the case of a failure to comply with Section 4.10, 4.12, 4.14, 4.15, 4.16 or 5.01, which shall constitute Events of Default upon notice but without passage of time); or

                  (4) the Company fails to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness for borrowed money of the Company or any Subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness not paid at final stated maturity or which has been accelerated aggregates $750,000 or more at any time; or

                  (5) one or more judgments for the payment of money in an aggregate amount in excess of $750,000 shall have been rendered against the Company or any of its Subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 30 days after such judgment or judgments become final and non-appealable; or

                  (6) the Company or any Significant Subsidiary of the Company (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to the appointment of a Custodian of it or for substantially all of its property, (D) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, (E) makes a general assignment for the benefit of its creditors, or (F) takes any corporate action to authorize or effect any of the foregoing; or

                  (7) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company or any Significant Subsidiary of the Company in an involuntary case or proceeding under any Bankruptcy Law, which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company or any such Significant Subsidiary, (B) appoint a Custodian of the Company or any such Significant Subsidiary or for substantially all of its property or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (8) the lenders under the Credit Agreement commence proceedings to foreclose upon any assets of the Company or any of its Subsidiaries as a result of a default with respect to Obligations of at least $750,000; or

                  (9) any Guarantee ceases to be in full force and effect, any Guarantee is declared to be null and void and unenforceable, or any Guarantee is found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantee in accordance with Section 11.06); or

                  (10) any material breach by the Company of a representation or warranty (as of any Date of Closing, as defined in the Securities Purchase Agreement) or covenant contained in the Securities Purchase Agreement (if such breach continues for a period of thirty (30) days after the earlier of (i) written notice from Required Holders to the Company of the existence of such Default, or (ii) the date any Responsible Officer of the Company first obtains knowledge of such failure).

                  SECTION 6.02. Acceleration.

                  (a) If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7) with respect to the Company) occurs and is continuing and has not been waived pursuant to Section 6.04, then the Required Holders may declare the principal of, premium, if any, and accrued and unpaid interest on all the Notes to be due and payable by notice in writing to the Company specifying the respective Event of Default and that it is a

"notice of acceleration" (the "Acceleration Notice"), and the same shall become immediately due and payable. Upon any such declaration, but subject to the immediately preceding sentence, such amount shall be immediately due and payable.

                  (b) If an Event of Default specified in Section 6.01(6) or (7) occurs and is continuing with respect to the Company, all unpaid principal of, premium, if any, and accrued and unpaid interest on all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Holder.

                  (c) In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of any premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to Paragraph 7(a) of the Notes, then the Notes shall be and become due and payable at the relevant Redemption Price.

                  (d) At any time after a declaration of acceleration with respect to the Notes in accordance with Section 6.02(a), the Required Holders may, on behalf of the Holders of all of the Notes, rescind and cancel such declaration and its consequences (i) if the rescission would not conflict with any judgment or decree, (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, (iii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid and (iv) in the event of the cure or waiver of an Event of Default of the type described in Section 6.01(6) or (7), the Holders shall have received an Officers' Certificate that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  (e) No later than concurrently with the taking of any of the actions described in Section 6.02 or 10.03, the Required Holders will give notice to the holders of the Senior Debt (or their Representative) of the commencement of the taking of such action.

                  SECTION 6.03. Other Remedies.

                  If an Event of Default occurs and is continuing, the Required Holders may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                  A delay or omission by any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

                  SECTION 6.04. Waiver of Past Defaults.

                  Subject to Sections 2.09, 6.07 and 9.02, the Required Holders may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal (other than principal due by reason of acceleration) of or interest on any Note as specified in clauses (1) and (2) of Section 6.01. When a Default or Event of Default is waived, it is cured and ceases.

                  SECTION 6.05. Control by Majority.

                  Subject to Section 2.09, the Required Holders may direct the time, method and place of conducting any proceeding for any remedy available to the Holders or exercising any trust or power conferred on them, including, without limitation, any remedies provided for in Section 6.03.

                  SECTION 6.06. [Reserved.]

                  SECTION 6.07. Rights of Holders to Receive Payment.

                  Subject to Articles Ten and Eleven, but notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 6.08. [Reserved.]

                  SECTION 6.09. [Reserved.]

                  SECTION 6.10. Priorities.

                  If the Holders collect any money or property pursuant to this Article Six, they shall pay out the money in the following order:

                  First: to Holders for their reasonable collection costs;

                  Second: to Holders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

                  Third: to the Company, the Guarantors, if any, or any other obligor on the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

                  SECTION 6.11. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. Such costs shall not apply to, and such costs shall not be assessed in connection with a suit by a Holder pursuant to Section 6.07.

                  SECTION 6.12. Qualification of Rights.

                  All the provisions of this Article Six, including, without limitation, rights of acceleration, remedies and priority of payments, are subject to the terms and provisions of Articles Ten and Eleven hereof relating to the subordination of the Obligations on the Notes and the Guarantors' Obligations.

                                 ARTICLE SEVEN.

                                   [RESERVED.]

                                 ARTICLE EIGHT.

                                   [RESERVED]

                                  ARTICLE NINE.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  SECTION 9.01. Without Consent of Holders.

                  The Company and the Guarantors, together, may amend or supplement this Indenture or the Notes without notice to or consent of any
Holder:

                  (1) to cure any ambiguity, defect or inconsistency; provided that such amendment or supplement does not adversely affect the rights of any Holder in any material respect;

                  (2)      to comply with Article Five;

                  (3) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (4) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder in any material respect; or

                  (5) to reflect a Guarantor ceasing to be liable on the Guarantees because it is no longer a Subsidiary of the Company or has been released from the Senior Guarantee or to reflect additional Guarantors.

                  SECTION 9.02. With Consent of Holders.

                  (a) Subject to Section 6.07 and Section 9.02(b), the Company and the Guarantors, together, with the written consent of the Required Holders, may amend or supplement this Indenture, the Notes or any Guarantee, without notice to any other Holders. Subject to Section 6.07 and Section 9.02(b), the Required Holders may waive compliance by the Company or the Guarantors with any provision of this Indenture, the Notes or the Guarantees without notice to any other Holder.

                  (b) No amendment, supplement or waiver, including a waiver pursuant to Section 6.04, shall, without the consent of each Holder of each Note affected thereby:

                  (1) reduce the amount of Notes whose Holders must consent to an amendment;

                  (2) reduce the rate of or extend or have the effect of extending the time for payment of interest, including defaulted interest, on any Notes;

                  (3) reduce the principal of or extend or have the effect of extending the fixed maturity of any Notes, or extend the date on which any Notes may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor;

                  (4) make any Notes payable in money other than that stated in the Notes;

                  (5) impair the right of any Holder to receive payment of principal of and interest on such Note or Guarantee on or after the due date thereof or to bring suit to enforce such payment, or impair the right of Holders of a majority in principal amount of Notes to waive Defaults or Events of Default, other than ones with respect to the payment of principal of or interest on the Notes;

                  (6)      amend, modify, change or waive any provision of this
         Section 9.02;

                  (7) amend, modify or change in any material respect the obligation of the Company to make or consummate a Change of Control Offer in the event of a Change of Control or make and consummate a Net Proceeds Offer in respect of any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto after a Change of Control has occurred or the subject Asset Sale has been consummated;

                  (8) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms hereof; or

                  (9) modify Article Ten or Eleven or the definitions used in Article Ten or Eleven to adversely affect the Holders of the Notes in any material respect.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.03. Effect on Senior Debt.

                  No amendment of this Indenture shall adversely affect the rights of any holder of Senior Debt under Article Ten of this Indenture or Guarantor Senior Debt under Article Eleven of this Indenture, without the written consent of such holder.

                  SECTION 9.04. Revocation and Effect of Consents.

                  Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Company received before the date on which the Holders receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses
(1) through (9) of Section 9.02(b), in which case, the amendment, supplement or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

                  SECTION 9.05. Notation on or Exchange of Notes.

                  If an amendment, supplement or waiver changes the terms of a Note, the Company may require the Holder of such Note to deliver it to the Company in exchange for a new Note that reflects the changed terms. Any such notation or exchange shall be made at the sole cost and expense of the Company.

                                  ARTICLE TEN.

                                  SUBORDINATION

                  SECTION 10.01. Notes Subordinated to Senior Debt.

                  The Company covenants and agrees, and each Holder of the Notes, by its acceptance thereof, likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article Ten; and each Person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of all Obligations on the Notes by the Company shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all Obligations on the Senior Debt; that the subordination is for the benefit of, and shall be enforceable directly by, the holders of Senior Debt, and that each holder of Senior Debt whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained in this Indenture and the Notes.

                  SECTION 10.02. No Payment on Notes in Certain
                                 Circumstances.

                  (a) Unless Section 10.04 shall be applicable, if at any time a default has occurred and is continuing in the payment when due, whether at maturity, upon redemption, by declaration or otherwise, of any principal of, interest on or unpaid drawings for letters of credit issued in respect of any Senior Debt, and such default shall not have ceased to exist or have been cured or waived by or on behalf of the holders of such Senior Debt in accordance with the Credit Agreement, no payment of any kind or character by set-off or otherwise, shall be made by, or on behalf of, the Company or any other Person on its behalf with respect to any Obligations on the Notes, or to acquire any of the Notes for cash or property or otherwise, in each case, other than payments in Junior Securities.

                  (b) In addition, unless Section 10.04 shall be applicable, if any other event of default occurs and is continuing with respect to any Senior Debt, as such event of default is defined in the instruments creating or evidencing such Senior Debt, permitting the holders of such Senior Debt then outstanding to accelerate the maturity thereof and if the Representative for the Senior Debt gives notice of the event of default to the Holders (a "Nonpayment Default Notice"), then, unless and until all events of default have been cured or waived or have ceased to exist in accordance with the Credit Agreement or the Holders receive notice thereof from the Representative for the respective issue of Senior Debt terminating the Blockage Period (as defined below), during the 179 days after the delivery of such Nonpayment Default Notice (the "Blockage Period"), neither the Company nor any other Person on its behalf shall (x) make any payment of any kind or character, by set-off or otherwise, with respect to any Obligations on the Notes or (y) acquire any of the Notes for cash or property or otherwise, in each case, other than payments in Junior Securities. Notwithstanding anything herein to the contrary, in no event will a Blockage Period extend beyond 179 days from the date the payment on the Notes was due and only one such Blockage Period may be commenced within any 360 consecutive days. No event of default which existed or was continuing on the date of the commencement of any Blockage Period with respect to the Senior Debt shall be, or be made, the basis for the commencement of a second Blockage Period by the Representative of the Senior Debt whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                  (c) Notwithstanding anything herein or in the Notes to the contrary, until the Senior Debt has been paid in full in cash or Cash Equivalents and all commitments to extend credit in respect of the Senior Debt have expired or terminated, no payments of principal may be made in respect of any Obligations on the Notes, or to acquire any of the Notes for cash or property or otherwise, except payments in Junior Securities.

                  (d) In the event that, notwithstanding the foregoing, any payment shall be received by any Holder when such payment is prohibited by this Article Ten, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full in cash or Cash Equivalents. The Holders shall be entitled to rely on information regarding amounts then due and owing on the Senior Debt, if any, received from the holders of Senior Debt (or their Representatives).

                  SECTION 10.03. Delay of Acceleration and Remedies.

                  (a) If the Representative for the Senior Debt gives notice to the Holders of a payment default under Section 10.02 (a "Payment Default Notice") or a Nonpayment

Default Notice has been delivered to the Holders, no action may be taken by the Holders to accelerate the payment of the Notes or the Guarantees or to enforce or collect payment on the Notes or the Guarantees or to commence, or join with any other creditor (other than the holders of the Senior Debt or their Representative) in commencing, any bankruptcy, receivership, reorganization, liquidation or insolvency proceeding, until the earliest to occur of any of the following (a "Standstill Termination Date"):

                  (i) the date of termination of the Credit Agreement and payment in full of the loans and other Obligations outstanding thereunder;

                  (ii) the date on which the Indebtedness outstanding under the Credit Agreement is accelerated and becomes due and payable in full; and

                  (iii) forty-five (45) days after the delivery of a Payment Default Notice or a Nonpayment Default Notice.

                  (b) Following the occurrence of the Standstill Termination Date, the Holders may take any action or remedy available hereunder or otherwise available under applicable law to enforce the Company's obligations of payment with respect to the Notes or the Guarantees, subject, however, to the applicable provisions of Section 10.02.

                  (c) Not later than concurrently with the taking of any of the actions described in Section 10.03(a), the Holders will give notice to the holders of the Senior Debt (or their Representative) of the commencement of the taking of such action.

                  SECTION 10.04. Payment Over of Proceeds upon Dissolution, Etc.

                  (a) Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any total or partial liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Company or its property, whether voluntary or involuntary, all Obligations due or to become due upon all Senior Debt shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, before any payment or distribution of any kind or character is made on account of any Obligations on the Notes, or for the acquisition of any of the Notes for cash or property or otherwise, other than payments or distributions in Junior Securities. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, other than payments or distributions in Junior Securities, to which the Holders of the Notes under this Indenture would be entitled, except for the provisions of this Article Ten, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders under this Indenture if received by them, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

                  (b) To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, other than in Junior Securities, shall be received by any Holder when such payment or distribution is prohibited by
Section 10.04(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

                  (d) The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets, to another corporation upon the terms and conditions provided in Article Five hereof and as long as permitted under the terms of the Senior Debt shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, assume the Company's obligations hereunder in accordance with Article Five hereof.

                  SECTION 10.05. Payments May Be Paid Prior to Dissolution.

                  Nothing contained in this Article Ten or elsewhere in this Indenture shall prevent the Company, except under the conditions described in Sections 10.02 and 10.03, from making payments at any time of principal of and interest on the Notes.

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

                  SECTION 10.06. Subrogation.

                  Subject to the prior payment in full in cash or Cash Equivalents of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the Notes shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Senior Debt by or on behalf of the Company or by or on behalf of the Holders by virtue of this Article Ten which otherwise would have been made to the Holders shall, as between the Company and the Holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article Ten are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

                  SECTION 10.07. Obligations of the Company Unconditional.

                  Nothing contained in this Article Ten or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Debt, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and any interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or in the Notes prevent the Holders from exercising all remedies otherwise permitted by all applicable law upon default under this Indenture and the Notes, subject to the provisions of Sections 10.02, 10.03 and 10.04 and the rights of holders of Senior Debt in respect of cash, property or securities of the Company received upon exercise of such remedy.

                  SECTION 10.08. Notice to Holders.

                  The Company shall give prompt written notice to the Holders of any fact known to the Company which would prohibit the making of any payment to the Holders in respect of the Notes pursuant to the provisions of this Article Ten.

                  In the event that the Required Holders determine in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article Ten, the Required Holders may request such Person to furnish evidence to the reasonable satisfaction of the Required Holders as to the amounts of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Ten, and if such evidence is not furnished the Required Holders may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 10.09. Reliance on Judicial Order or Certificate of
                                 Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article Ten, the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, dissolution, winding-up, liquidation, reorganization or similar case or proceeding is pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Ten.

                  SECTION 10.10. [Reserved.]

                  SECTION 10.11. Subordination Rights Not Impaired by Acts
                                 or Omissions of the Company or Holders of Senior Debt.

                  No right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Holders, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article Ten or the obligations hereunder of the Holders of the Notes to the holders of the Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt, or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) receive, sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Senior Debt or any collateral therefor; and
(iv) exercise or refrain from exercising any rights or remedies against the Company or any other Person or any collateral.

                  SECTION 10.12. Noteholders Agee to Effectuate
                                 Subordination of Notes.

                  Each Holder of Notes by its acceptance of them expressly agrees to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Debt and the Holders of Notes, the subordination provided in this Article Ten.

                  If any Holder does not file a proper claim or proof of debt in the form required in such proceeding prior to 15 days before the expiration of the time to file such claim or claims, then the holders of the Senior Debt or their Representative are or is hereby authorized to have the right (but not the obligation) to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Notes. Nothing herein contained shall be deemed to authorize the holders of Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the holders of Senior Debt or their Representative to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 10.13. This Article Ten Not To Prevent Events of
                                 Default.

                  The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article Ten will not be construed as preventing the occurrence of an Event of Default.

                                 ARTICLE ELEVEN.

                                   GUARANTEES

                  SECTION 11.01. Unconditional Guarantee.

                  Each Guarantor hereby unconditionally, jointly and severally, guarantees to each Holder of a Note and its successors and assigns that: (i) the principal of and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Notes and all other obligations of the Company to the Holders hereunder or thereunder will be promptly paid in full, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section
11.05. Each Guarantor hereby agrees that its Obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and in this Guarantee. If any Noteholder is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to such Noteholder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect as to such amount only. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article Six for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

                  SECTION 11.02. Subordination of Guarantee.

                  Each Guarantor agrees, and each Holder by accepting a Guarantee agrees, that all Obligations owed under and in respect of such Guarantees are, to the extent and in the manner herein set forth, subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all Obligations on Guarantor Senior Debt of such Guarantor, that the subordination is for the benefit of, and shall be enforceable directly by, the holders of Guarantor Senior Debt, and that each holder of Guarantor Senior Debt whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Guarantor Senior Debt in reliance upon the covenants and provisions contained in this Indenture.

                  SECTION 11.03. Severability.

                  In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 11.04. Release of a Guarantor.

                  Upon the sale or disposition of a Guarantor (or all or substantially all of its assets) to an entity which is not a Subsidiary of the Company in compliance with this Indenture, or upon the release of any Guarantor from its Senior Guarantee Obligations (other than a release at final maturity of Indebtedness under the Credit Agreement and the expiration or termination of all commitments to extend credit in respect of the Senior Debt), such Guarantor shall be deemed released from all its obligations under this Article Eleven and its

Guarantee; provided, however, that any such termination shall occur only to the extent that all Obligations of such Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, Senior Debt of the Company shall also terminate upon such release, sale or transfer. If reasonably requested by the Company, the Holders shall deliver an appropriate instrument evidencing such release upon receipt of a written request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.04 and the other provisions of this Indenture. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Notes as provided in this Article Eleven.

                  SECTION 11.05. Limitation of Guarantor's Liability.

                  Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the Obligations of such Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 11.07, result in the Obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

                  SECTION 11.06. Guarantors May Consolidate, Etc. on Certain
                                 Terms.

                  (a) Nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the assets of a Guarantor to the Company or another Guarantor. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

                  (b) Except as set forth in Articles Four and Five, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into a corporation or corporations other than the Company or another Guarantor (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which a Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or substantially all of the assets of a Guarantor to a corporation other than the Company or another Guarantor (whether or not affiliated with the Guarantor); provided, however, that, subject to Sections 11.04 and 11.06(a), either (x) the transaction is an Asset Sale consummated in accordance with Section 4.16, or (y) (i) immediately after such transaction, and giving effect thereto, no Default or Event of Default shall have occurred as a result of such transaction and be continuing, and (ii) each Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, the Guarantee of such Guarantor set forth in this Article Eleven, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, shall be expressly assumed (in the event that the Guarantor is not the surviving corporation in such transaction), by supplemental indenture satisfactory in form to the Required Holders, executed and delivered to the Holders, together with an Officers' Certificate of the Company stating that the transaction and such supplemental indenture comply with this Indenture, by the corporation formed by such consolidation, or into which the Guarantor shall have merged, or by the corporation that shall have acquired such property. In the case of any such consolidation, merger, sale or conveyance that is not an Asset Sale consummated in accordance with Section 4.16, upon the assumption by the successor corporation, by supplemental indenture executed and delivered to the Holders and satisfactory in form to the Required Holders of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor.

                  SECTION 11.07. Contribution.

                  In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Consolidated Net Worth of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's Obligations with respect to this Guarantee.

                  SECTION 11.08. Execution of Guarantee.

                  To evidence their guarantee to the Noteholders specified in
Section 11.01, the Guarantors hereby agree to execute the Guarantee in substantially the form attached to the Notes to be endorsed on each Note. Each Guarantor hereby agrees that its Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by one Officer (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) and the delivery of such Note by the Company to a Holder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such officer who shall have signed the Guarantee shall cease to be such officer before the Note on which such Guarantee is endorsed shall have been delivered by the Company, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to be such officer of the Guarantor.

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

                  SECTION 11.09. No Payment on Guarantees in Certain
                                 Circumstances.

                  (a) Unless Section 11.10 shall be applicable, if any time a default has occurred and is continuing in the payment when due, whether at maturity, upon redemption, by declaration or otherwise, of any principal of, interest on, or unpaid drawings for letters of credit issued in respect of any Guarantor Senior Debt or any Senior Debt guaranteed by a Guarantor (which Guarantee constitutes Guarantor Senior Debt of such Guarantor), no payment of any kind or character, by set-off or otherwise, shall be made by or on behalf of the Guarantor or any other Person on its behalf with respect to any Obligations on the Notes or any of the Obligations of such Guarantor on its Guarantee, or to acquire any of the Notes for cash or property or otherwise, in each case other than payments in Junior Securities.

                  (b) In addition, unless Section 11.10 shall be applicable, if any Nonpayment Default Notice is delivered in accordance with
Section 10.02, then, unless and until all events of default have been cured or waived or have ceased to exist or the Holders receive notice from the Representative for the respective issue of Senior Debt terminating the Guarantor Blockage Period (as defined below), during the 179 days after the delivery of such Nonpayment Default Notice (the "Guarantor Blockage Period"), no Guarantor or any other Person on its behalf shall (x) make any payment of any kind or character, by set-off or otherwise, with respect to any Obligations on the Notes or under its Guarantee or (y) acquire any of the Notes for cash or property or otherwise, in each case, other than payments in Junior Securities. Notwithstanding anything herein to the contrary, in no event will a Guarantor Blockage Period extend beyond 179 days from the date the payment on the Notes was due and only one such Guarantor Blockage Period may be commenced within any 360 consecutive days. No event of default which existed or was continuing on the date of the commencement of any Guarantor Blockage Period with respect to the Senior Debt shall be, or be made, the basis for the commencement of a second Guarantor Blockage Period by the Representative of such Senior Debt whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                  (c) Notwithstanding anything herein or in the Guarantees to the contrary, until the Senior Debt has been paid in full in cash or Cash Equivalents and all commitments to extend credit in respect of the Senior Debt have expired or terminated, no payments of principal may be made in respect of any Obligations on the Guarantees, or to acquire any of the Guarantees for cash or property or otherwise, except payments in Junior Securities.

                  (d) In the event that, notwithstanding the foregoing, any payment shall be received by any Holder when such payment is prohibited by this Article Eleven, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash or Cash Equivalents. The Holders shall be entitled to rely on information regarding amounts then due and owing on the Guarantor Senior Debt, if any, received from the holders of Guarantor Senior Debt (or their Representatives).

                  SECTION 11.10. Payment Over of Proceeds upon Dissolution,
                                 Etc.

                  (a) Upon any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any total or partial liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to any Guarantor or its property, whether voluntary or involuntary, all Obligations due or to become due upon all Guarantor Senior Debt shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, before any payment or distribution of any kind or character is made on account of any Obligations on the Notes, or for the acquisition of any of the Notes for cash or property or otherwise, other than payments or distributions in Junior Securities. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, other than payments or distributions in Junior Securities, to which the Holders of the Notes under this Indenture would be entitled, except for the provisions of this Article Eleven, shall be paid by such Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders under this Indenture if received by them, directly to the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Debt.

                  (b) To the extent any payment of Guarantor Senior Debt (whether by or on behalf of such Guarantor, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person, the Guarantor Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of a Guarantor of any kind or character, whether in cash, property or securities, other than in Junior Securities, shall be received by any Holder when such payment or distribution is prohibited by
Section 11.10(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the respective amount of Guarantor Senior

Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Debt.

                  SECTION 11.11. Payments May Be Paid Prior to Dissolution.

                  Nothing contained in this Article Eleven or elsewhere in this Indenture shall prevent any Guarantor, except under the conditions described in Sections 11.09 and 11.10, from making payments at any time of principal of and interest on the Guarantees. Each Guarantor shall give prompt written notice to the Holders of any dissolution, winding-up, liquidation or reorganization of any Guarantor.

                  SECTION 11.12. Subrogation.

                  Subject to the prior payment in full in cash or Cash Equivalents of all Guarantor Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Guarantor Senior Debt to receive payments or distributions of cash, property or securities of such Guarantor applicable to the Guarantor Senior Debt of such Guarantor until the Notes shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Guarantor Senior Debt by or on behalf of such Guarantor or by or on behalf of the Holders by virtue of this Article Eleven which otherwise would have been made to the Holders shall, as between the Guarantors and the Holders of the Notes, be deemed to be a payment by such Guarantor to or on account of the Guarantor Senior Debt, it being understood that the provisions of this Article Eleven are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Guarantor Senior Debt, on the other hand.

                  SECTION 11.13. Obligations of Each Guarantor
                                 Unconditional.

                  Nothing contained in this Article Eleven or elsewhere in this Indenture or in the Notes or the Guarantees is intended to or shall impair, as among any Guarantor, its creditors other than the holders of Guarantor Senior Debt, and the Holders of the Notes, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and any interest on the Notes as and when the same shall become due and payable in accordance with the terms of the Guarantees, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of any Guarantor other than the holders of Guarantor Senior Debt, nor shall anything herein or in the Notes or Guarantees prevent the Holders from exercising all remedies otherwise permitted by all applicable law upon default under this Indenture and the Notes or the Guarantees, subject to the provisions of Sections
11.09 and 11.10 and the rights of holders of Senior Debt in respect of cash, property or securities of the Company received upon exercise of the such remedy.

                  SECTION 11.14. Notice to Holders.

                  The Company or any Guarantor shall give prompt written notice to the Holders of any fact known to the Company or any such Guarantor which would prohibit the making of any payment to the Holders in respect of the Guarantees pursuant to the provisions of this Article Eleven.

                  In the event that the Required Holders determine in good faith that any evidence is required with respect to the right of any person as a holder of Guarantor Senior Debt to participate in any payment or distribution pursuant to this Article Eleven, the Required Holders may request such person to furnish evidence to the reasonable satisfaction of the Required Holders as to the amounts of Guarantor Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Eleven, and if such evidence is not furnished the Required Holders may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 11.15. Reliance on Judicial Order or Certificate of
                                 Liquidating Agent.

                  Upon any payment or distribution of assets of any Guarantor referred to in this Article Eleven, the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Guarantor Senior Debt and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eleven.

                  SECTION 11.16. [Reserved]

                  SECTION 11.17. Subordination Rights Not Impaired by Acts
                                 or Omissions of a Guarantor or Holders of Guarantor Senior Debt.

                  No right of any present or future holders of any Guarantor Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by such Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Debt may, at any time and from time to time, without the consent of or notice to the Holders, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article Eleven or the obligations hereunder of the Holders of the Notes to the holders of the Guarantor Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Debt, or otherwise amend or supplement in any manner Guarantor Senior Debt, or any instrument evidencing the same or any agreement under which Guarantor Senior Debt is outstanding; (ii) receive, sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Guarantor Senior Debt or any collateral therefor; and (iv) exercise or refrain from exercising any rights or remedies against such Guarantor or any other Person or any collateral.

                  SECTION 11.18. Noteholders Agree To Effectuate
                                 Subordination of Guarantees.

                  Each Holder of Notes by its acceptance of them authorizes and expressly agrees to take such action as may be necessary or appropriate to effectuate, as between the holders of Guarantor Senior Debt and the Holders of Notes, the subordination provided in this Article Eleven.

                  If any Holder does not file a proper claim or proof of debt in the form required in such proceeding prior to 15 days before the expiration of the time to file such claim or claims, then the holders of the Guarantor Senior Debt or their Representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Notes. Nothing herein contained shall be deemed to authorize the holders of Guarantor Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holders any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the holders of Guarantor Senior Debt or their Representative to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 11.19. This Article Eleven Not To Prevent Events
                                 of Default.

                  The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article Eleven will not be construed as preventing the occurrence of an Event of Default.

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

                                 ARTICLE TWELVE.

                                  MISCELLANEOUS

                  SECTION 12.01. [Reserved.]

                  SECTION 12.02. Notices.

                  Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by commercial courier service, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Company or any Guarantor:

                           Symbion, Inc.
                           40 Burton Hills Boulevard, Suite 500
                           Nashville, Tennessee  37215
                           Facsimile No.: 615-234-7994
                           Attn: Kenneth C. Mitchell

                  with a copy to:

                           Waller Lansden Dortch & Davis, PLLC
                           511 Union Street, Suite 2100
                           P.O. Box 198966
                           Nashville, Tennessee 37219
                           Facsimile No.: 615-244-6380
                           Attn: J. Reginald Hill, Esq.

                  if to the Holders to the address set forth in the Securities Purchase Agreement with a copy to:

                           Cahill Gordon & Reindel LLP
                           80 Pine Street
                           New York, New York  10005
                           Facsimile No.: 212-269-5420
                           Attn.: John Schuster

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

                  if to the agent under the Credit Agreement:

                           Bank of America, N.A.
                           Agency Management (IL1-231-08-30)
                           231 South LaSalle Street
                           Chicago, Illinois 60604
                           Facsimile No.: 877-206-8412
                           Attn: Kristine Thennes

                  with a copy to:

                           Bass Berry & Sims PLC
                           315 Deaderick Street, Suite 2700
                           Nashville, Tennessee 37238
                           Facsimile No.: 615-742-6293
                           Attn: James S. Tate, Jr.

                  Each of the Company, the Guarantors, if any, and the agent under the Credit Agreement by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company, the Guarantors, if any, or the agent under the Credit Agreement shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is confirmed if delivered by commercial courier service; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Holder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Company and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 12.03. [Reserved.]

                  SECTION 12.04. Certificate as to Conditions Precedent.

                  Upon any request or application by the Company to the Holders to take any action under this Indenture, the Company shall furnish to the Holders an Officers' Certificate, in form and substance satisfactory to the Required Holders, stating that, in the opinion of the signers, all conditions precedent to be performed by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with.

                  SECTION 12.05. Statements Required in Certificate.

                  Each certificate with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.06, shall include:

                  (1) a statement that the Person making such certificate has read such covenant or condition and the definitions relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

                  SECTION 12.06. [Reserved.]

                  SECTION 12.07. Legal Holidays.

                  A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                  SECTION 12.08. Governing Law.

                  THIS INDENTURE, THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401). EACH OF THE COMPANY AND EACH GUARANTOR AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE.

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

                  SECTION 12.09. No Adverse Interpretation of Other
                                 Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  SECTION 12.10. No Recourse Against Others.

                  A director, officer, employee, stockholder or incorporator, as such, of the Company, the Guarantors, if any, shall not have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

                  SECTION 12.11. Successors.

                  All agreements of the Company and the Guarantors, if any, in this Indenture, the Notes and the Guarantees, if any, shall bind their successors.

                  SECTION 12.12. Severability.

                  In case any one or more of the provisions in this Indenture or in the Notes or the Guarantees, if any, shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                                      S-65